UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4526

Name of Registrant: Vanguard Quantitative Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2009 – September 30, 2010

Item 1: Reports to Shareholders

Vanguard Growth and Income Fund
Annual Report

September 30, 2010

> Vanguard Growth and Income Fund’s Investor Shares returned 9.24%, and the Admiral Shares returned 9.37%, solid absolute returns that fell short of the benchmark index’s result.

> Among the fund’s bright spots were benchmark-beating stock selections in the materials, health care, and consumer staples sectors.

> Missteps in the utilities, information technology, and industrial sectors offset the fund’s relative strengths elsewhere.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	9
Performance Summary.	10
Financial Statements.	12
Your Fund’s After-Tax Returns.	23
About Your Fund’s Expenses.	24
Trustees Approve Advisory Agreement.	26
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2010
				Total
				Returns
Vanguard Growth and Income Fund
Investor Shares				9.24%
Admiral™ Shares				9.37
S&P 500 Index				10.16
Large-Cap Core Funds Average				7.86
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2009, Through September 30, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Growth and Income Fund
Investor Shares	$22.34	$23.98	$0.408	$0.000
Admiral Shares	36.48	39.15	0.718	0.000

1

Chairman’s Letter

Dear Shareholder,

Investor Shares of Vanguard Growth and Income Fund returned 9.24% for the fiscal year ended September 30; Admiral Shares returned 9.37%. This performance trailed that of the Standard & Poor’s 500 Index, but surpassed the average return of large-cap core funds. Subpar stock selections in sectors such as utilities, information technology, and industrials offset notable strengths in materials, health care, and consumer staples, keeping the fund a few steps behind its benchmark index.

If you hold shares of the fund in a taxable account, you may wish to review information on the fund’s after-tax returns that appears later in this report.

On October 6, after the close of the period, Vanguard broadened the availability of our lower-cost Admiral Shares. We reduced the Admiral minimums on most of our actively managed funds to $50,000 from $100,000, as part of our ongoing efforts to lower the cost of investing for our clients.

An upbeat end to a worrisome 12 months
Although global stock markets traced a ragged trajectory, they ultimately gained ground for the 12 months ended September 30. Europe’s sovereign debt crisis and a dispiriting lack of vigor in the U.S. economy weighed on stock prices

2

through the spring and summer. In September, however, investor sentiment perked up, buoyed by continued signs of strength in corporate financial statements. The broad U.S. stock market rallied to close the 12-month period with a return of more than 11%. Small-capitalization stocks finished a few steps ahead of their large-cap counterparts.

International stock markets were a mixed bag: middling returns in Europe, stagnation in the Pacific region’s developed markets, and a return of more than 20% from emerging markets. The combined result, as measured by the MSCI All Country World Index ex USA, was a 12-month return of 8%.

Bond prices rallied, driving yields to surprising lows
Bonds produced strong 12-month returns, a gratifying performance that nevertheless raises questions about the prospects for total returns in a fixed income market where yields hover near all-time lows. At the start of the period, the 10-year U.S. Treasury note yielded 3.31%; at the end of the period, the figure was 2.51% as investors bid up bond prices. As yields move lower, of course, the scope for continued declines—and the attendant rise in prices—diminishes. Corporate bonds performed best for the 12 months. Municipal bonds delivered solid, but more modest, returns.

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	10.75%	-6.79%	0.86%
Russell 2000 Index (Small-caps)	13.35	-4.29	1.60
Dow Jones U.S. Total Stock Market Index	11.51	-6.12	1.37
MSCI All Country World Index ex USA (International)	8.00	-6.98	4.72

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.16%	7.42%	6.20%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.81	6.04	5.13
Citigroup Three-Month U.S. Treasury Bill Index	0.12	1.01	2.47

CPI
Consumer Price Index	1.14%	1.57%	1.90%

3

As has been the case for almost two years now, the yields of money market securities remained near 0%, a consequence of the Federal Reserve Board’s efforts to stimulate the economy by keeping a tight lid on borrowing costs.

Despite a solid 12-month return, the fund trailed its benchmark
Vanguard Growth and Income Fund’s advisor, Mellon Capital Management, uses quantitative stock-selection models with the aim of matching the risk profile of its benchmark, the S&P 500 Index, while producing superior returns. Although the fund’s sector weightings are very similar to those of the benchmark, the advisor seeks to hold the best, and avoid the worst, stocks in each sector, and thus produce benchmark-beating returns.

Although the fund generated a solid absolute return over the past 12 months, it fell short of this goal. Poor stock selection in the utilities sector—including the advisor’s overweighting of some weak-performing electric utilities and lack of exposure to some of the better performers—contributed to the fund’s underperformance relative to the benchmark. In the information technology sector, the fund did not hold several computer storage and peripherals stocks that posted healthy returns. And within industrials, the fund overweighted some weak-performing aerospace and defense stocks and had no stake in several that posted robust returns. The advisor also made some poor stock choices among regional bank stocks.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Growth and Income Fund	0.35%	0.21%	1.27%

The fund expense ratios shown are from the prospectus dated January 27, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2010, the fund’s expense ratios were 0.32% for Investor Shares and 0.21% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Large-Cap Core Funds.

4

The record was better in the materials, health care, and consumer staples sectors, where the fund outperformed the benchmark. In materials, the overweighting of a couple of diversified metals and mining stocks boosted returns. In health care, the fund’s advisor avoided a couple of poorly performing health care equipment stocks and overweighted some managed health care companies that generated strong returns for the year. In consumer staples, good stock picks in packaged foods also buoyed returns.

A challenging decade
The Growth and Income Fund benefited from the broad market rally over the last 12 months. Still, the fund’s ten-year record bears the scars of the financial markets’ recent turmoil. The average annual return for the fund’s Investor Shares over the last ten years was –1.10%, a performance that trails that of the S&P 500, which posted an annualized return of –0.43% for the period. The fund’s return did, however, surpass the –2.07% average annual return for large-cap core funds for the period.

The decade has been challenging for all investment managers, but the market dynamics, particularly the character of the market’s 2008 downturn and subsequent rebound, have tended to put quantitative managers at a disadvantage. The stocks typically favored by these managers—those with below-average valuations, better-than-average earnings growth prospects, and solid balance sheets—have trailed some of the market’s more speculative fare.

Total Returns
Ten Years Ended September 30, 2010
Average
Annual Return
Growth and Income Fund Investor Shares	-1.10%
S&P 500 Index	-0.43
Large-Cap Core Funds Average	-2.07
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Despite its recent challenges, we remain confident that the fund’s disciplined, research-based approach to stock selection, combined with the advantage of Vanguard’s low costs, will produce competitive long-term returns.

Please note: After the close of the period, Oliver E. Buckley, who has managed the fund since 2008, announced that he plans to retire at the end of 2010. We thank him for his service to the fund’s shareholders. Warren Chiang, CFA and Langton C. Garvin, CFA, who have since joined Mr. Buckley as co-managers, will continue to manage the fund after Mr. Buckley’s retirement.

Market turbulence should not alter investing strategy
The volatility in stocks over the last two years has served as a stark reminder to investors that financial markets rarely follow a smooth path. After a period of steep market declines, the U.S. stock market produced strong returns over the last 12 months. Still, significant uncertainty remains about the outlook for future gains as U.S. employment remains at stubbornly high levels and economic growth forecasts for the United States look relatively modest.

That uncertainty, however, should not dictate a change in investing strategy. Instead, investors should continue to hold a diversified portfolio of stocks and bonds that is tailored to their risk tolerance and time horizon. Such an approach will not totally insulate investors from the market’s ups and downs, but rather will position them to generate solid returns over the long term. The Vanguard Growth and Income Fund, combined with other equity and fixed income investments, can be an important part of that sound financial plan.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 13, 2010

6

Advisor’s Report

Vanguard Growth and Income Fund’s Investor Shares returned 9.24% for the fiscal year ended September 30. The Admiral Shares returned 9.37%. The S&P 500 Index returned 10.16%, while the average return of large-cap core funds was 7.86%.

Significant market gains over the period
The S&P 500 Index gained more than 10% in the 12-month period ended September 30, 2010. Strong gains were posted early in the period amid positive indicators in manufacturing and consumer confidence, although that strength has waned since April as investors have become more uneasy about the strength of the recovery. Although corporate earnings have continued to increase year-over-year, concerns about the sustainability of U.S. economic growth, persistently high unemployment, and sovereign weakness in Europe have all contributed to recurring periods of risk aversion in the markets this year.

Fund performance trailed the S&P 500 benchmark during the period
Although the fund performed approximately in line with the S&P 500 Index during much of the period, unfavorable stock selection in the most recent quarter resulted in underperformance for the full year. Neither industry/sector weight differences relative to the benchmark nor differences in other top-down measures such as market capitalization had a significant impact on performance.

The fund’s performance has been most affected by the continuing vacillation of investor sentiment regarding the prospects for recovery in the global economy. In this “risk on, risk off” environment, with higher-than-normal correlations among stocks, performance relative to the benchmark suffered somewhat as share prices responded less to the corporate fundamentals of valuation, earnings growth, and quality that we rely on, than to alternating states of pessimism and optimism.

Over the past 12 months, we witnessed significant reversals in the S&P 500 Index. During positive sentiment in the fourth quarter of last year and the first quarter of this year, the index rose a bit more than 5% in each quarter. Then, amid sharply negative sentiment in the second quarter of this year, the benchmark retreated more than 11%. During the third calendar quarter, as optimism seemed to reassert itself, the market rose more than 11%. Within the quarter, we saw the index rise by 7% in July, drop almost 5% in August, and then rebound nearly 9% in September. During that three-month period, as confidence came and went, the names we held in the fund lagged the S&P 500 by approximately 1%.

Some of the poorest-performing stocks included holdings in the utilities and industrials sectors. In utilities, we owned Exelon and Constellation Energy, which underperformed peers in an environment in which industrial and small commercial energy demand remained very soft.

7

In the information technology sector, performance was mixed. Overall, stock selection was negative as the fund held hard-drive maker Western Digital and flash memory maker Micron Technology, both of which fell after a strong run-up fueled by an early rebound in PC demand, amid mounting concerns about oversupply and softening PC sales. IT outsourcer Computer Sciences Corporation also declined in the period after posting weak earnings. However, the fund gained from holding accounting software maker Intuit, which soared more than 50% on strong growth in sales of its tax preparation software product TurboTax.

Portfolio performance was strongest in the health care and materials sectors. Drug distributor McKesson rose amid perceptions that the company would benefit from the U.S. health care overhaul, particularly with regard to opportunities for its medical technology business. At the same time, the fund avoided Boston Scientific, which fell more than 40% in the wake of a March announcement that it was suspending sales of its two leading defibrillators because of regulatory concerns.

In the materials sector, Titanium Metals rose sharply amid rising demand for titanium among airplane makers as production of new airplane models ramped up. Energy holding Pioneer Natural Resources gained as the company increased production and signed a $1.4 billion joint venture with Reliance Industries to develop some of its shale gas assets. In the chemical industry, the fund did not hold benchmark component Monsanto, which declined sharply because of falling prices in both its herbicide and seed segments.

The fund’s positioning and risk controls
During the past year, we have completed the integration of the legacy Franklin Portfolio and legacy Mellon Capital stock selection models. As we have mentioned in previous shareholder letters, the new process seeks stocks with the same characteristics—attractive valuation, favorable momentum, and the sustainability and quality of earnings—as did the legacy Franklin Portfolio stock selection model. At the same time, we also believe the new process to be somewhat more robust and better diversified than either of its legacy components.

The effects of the economic debacle of late 2008 continue to influence the market. As investor confidence waxes and wanes, its impact on share prices is apparent. And it is likely that there will be more “bumps down the road” as global economic issues arise and play out. However, by and large, we believe that an environment of stability is slowly reestablishing itself. The fund is positioned to prosper as the market returns to valuing companies based on underlying fundamentals.

Oliver E. Buckley, Executive Vice President and Head of Active Equity Strategies Mellon Capital Management Corp. October 12, 2010

8

Growth and Income Fund

Fund Profile
As of September 30, 2010

Share-Class Characteristics
	Investor		Admiral
	Shares		Shares
Ticker Symbol	VQNPX		VGIAX
Expense Ratio[1]	0.35%		0.21%
30-Day SEC Yield	1.51%		1.57%

Portfolio Characteristics
			DJ
			U.S. Total
	S&P 500		Market
	Fund	Index	Index
Number of Stocks	120	500	3,920
Median Market Cap $40.1B		$42.1B	$27.3B
Price/Earnings Ratio	13.4x	15.9x	17.1x
Price/Book Ratio	2.0x	2.1x	2.1x
Return on Equity	21.1%	20.5%	19.1%
Earnings Growth Rate	5.5%	6.2%	6.4%
Dividend Yield	2.1%	2.0%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	94%	—	—
Short-Term Reserves	0.3%	—	—

Sector Diversification (% of equity exposure)

			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Consumer
Discretionary	9.8%	10.4%	11.7%
Consumer Staples	11.3	11.3	10.1
Energy	11.1	10.9	9.7
Financials	15.1	15.7	16.6
Health Care	12.7	11.7	11.2
Industrials	9.8	10.8	11.1
Information
Technology	19.8	18.8	19.0
Materials	3.3	3.5	4.2
Telecommunication
Services	3.6	3.2	2.9
Utilities	3.5	3.7	3.5

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	Index
R-Squared	0.99	0.99
Beta	1.02	0.99

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Johnson & Johnson	Pharmaceuticals	2.9%
Chevron Corp.	Integrated Oil &
	Gas	2.9
Exxon Mobil Corp.	Integrated Oil &
	Gas	2.9
International Business	IT Consulting &
Machines Corp.	Other Services	2.8
Microsoft Corp.	Systems Software	2.6
AT&T Inc.	Integrated
	Telecommunication
	Services	2.6
Procter & Gamble Co.	Household
	Products	2.3
JPMorgan Chase & Co.	Diversified Financial
	Services	2.2
Apple Inc.	Computer
	Hardware	2.2
Intel Corp.	Semiconductors	1.8
Top Ten		25.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2010, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2010, the expense ratios were 0.32% for Investor Shares and 0.21% for Admiral Shares.

9

Growth and Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2000, Through September 30, 2010
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2010
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Growth and Income Fund Investor
	Shares	9.24%	-1.06%	-1.10%	$8,957
••••••••	Dow Jones U.S. Total Stock Market
	Index	11.51	1.37	0.41	10,421
– – – –	S&P 500 Index	10.16	0.64	-0.43	9,577
	Large-Cap Core Funds Average	7.86	-0.19	-2.07	8,113
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

10

Growth and Income Fund

		Average Annual Total Returns
		Periods Ended September 30, 2010
			Since	Final Value
	One	Five	Inception	of a $50,000
	Year	Years	(5/14/2001)	Investment
Growth and Income Fund Admiral
Shares	9.37%	-0.91%	0.42%	$51,992
Dow Jones U.S. Total Stock Market
Index	11.51	1.37	2.18	61,212
S&P 500 Index	10.16	0.64	0.96	54,666

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 30, 2000, Through September 30, 2010

11

Growth and Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (98.4%)[1]
Consumer Discretionary (9.6%)
Target Corp.	1,178,300	62,968
News Corp. Class A	4,122,200	53,836
* Ford Motor Co.	4,210,900	51,541
Starbucks Corp.	1,903,700	48,697
TJX Cos. Inc.	1,085,300	48,437
VF Corp.	403,100	32,659
Time Warner Inc.	698,500	21,409
Whirlpool Corp.	259,200	20,985
Wyndham Worldwide
Corp.	631,400	17,345
Gannett Co. Inc.	1,211,900	14,821
Mattel Inc.	561,300	13,168
NIKE Inc. Class B	104,800	8,399
Home Depot Inc.	180,600	5,721
Limited Brands Inc.	192,300	5,150
		405,136
Consumer Staples (11.1%)
Procter & Gamble Co.	1,627,100	97,577
Philip Morris
International Inc.	919,000	51,482
Dr Pepper Snapple
Group Inc.	1,266,300	44,979
Wal-Mart Stores Inc.	785,200	42,024
Walgreen Co.	1,174,300	39,339
Coca-Cola Co.	558,800	32,701
Estee Lauder Cos.
Inc. Class A	449,800	28,441
ConAgra Foods Inc.	1,097,600	24,081
Tyson Foods Inc. Class A	1,415,800	22,681
Hormel Foods Corp.	346,400	15,450
Coca-Cola Enterprises Inc.	498,200	15,444
Colgate-Palmolive Co.	183,200	14,081
Hershey Co.	295,500	14,063
Costco Wholesale Corp.	214,200	13,814
PepsiCo Inc.	181,800	12,079
		468,236

			Market
			Value
		Shares	($000)
Energy (10.9%)
	Chevron Corp.	1,527,800	123,828
	Exxon Mobil Corp.	1,965,336	121,438
	ConocoPhillips	1,163,200	66,803
	Apache Corp.	642,600	62,821
	Williams Cos. Inc.	1,863,700	35,615
	Schlumberger Ltd.	547,800	33,750
	Pioneer Natural
	Resources Co.	184,400	11,991
	Occidental Petroleum Corp.	67,000	5,246
			461,492
Financials (14.9%)
	JPMorgan Chase & Co.	2,488,000	94,718
	Goldman Sachs Group Inc.	344,200	49,764
	Prudential Financial Inc.	904,800	49,022
	Franklin Resources Inc.	449,600	48,062
	PNC Financial Services
	Group Inc.	892,900	46,350
	Fifth Third Bancorp	3,366,200	40,495
	Travelers Cos. Inc.	745,100	38,820
	Host Hotels &
	Resorts Inc.	2,369,800	34,315
	Comerica Inc.	863,000	32,061
	Aflac Inc.	601,300	31,093
	Moody’s Corp.	1,105,100	27,605
	Bank of America Corp.	2,051,099	26,890
	Plum Creek Timber Co. Inc.	536,100	18,924
	Wells Fargo & Co.	736,400	18,506
	MetLife Inc.	377,100	14,500
	Unum Group	570,400	12,634
*	Berkshire Hathaway Inc.
	Class B	145,800	12,055
	T Rowe Price Group Inc.	187,500	9,387
	State Street Corp.	225,700	8,500
	Ameriprise Financial Inc.	170,900	8,089
*	Citigroup Inc.	1,627,600	6,348
			628,138

12

Growth and Income Fund

			Market
			Value
		Shares	($000)
Health Care (12.5%)
	Johnson & Johnson	2,002,000	124,044
*	Amgen Inc.	1,209,200	66,639
	Eli Lilly & Co.	1,627,400	59,449
	Bristol-Myers Squibb Co.	1,870,092	50,698
*	Zimmer Holdings Inc.	855,800	44,784
	Cardinal Health Inc.	1,266,400	41,842
	Allergan Inc.	490,600	32,640
	Abbott Laboratories	614,700	32,112
*	Humana Inc.	584,500	29,365
	CIGNA Corp.	435,900	15,596
*	Gilead Sciences Inc.	385,600	13,731
	CR Bard Inc.	125,000	10,179
*	Waters Corp.	76,300	5,401
			526,480
Industrials (9.6%)
	United Parcel Service Inc.
	Class B	1,033,500	68,924
	General Electric Co.	2,937,300	47,731
	Raytheon Co.	899,600	41,121
	L-3 Communications
	Holdings Inc.	560,400	40,500
	Illinois Tool Works Inc.	858,500	40,367
	Southwest Airlines Co.	2,695,300	35,227
	Textron Inc.	1,610,000	33,102
	3M Co.	316,900	27,478
	General Dynamics Corp.	338,000	21,230
	United Technologies Corp.	262,300	18,684
	Caterpillar Inc.	108,400	8,529
	WW Grainger Inc.	54,700	6,515
	Cummins Inc.	66,000	5,978
	CSX Corp.	94,500	5,228
	Lockheed Martin Corp.	72,000	5,132
			405,746
Information Technology (19.5%)
	International Business
	Machines Corp.	875,300	117,413
	Microsoft Corp.	4,533,700	111,030
*	Apple Inc.	325,600	92,389
	Intel Corp.	3,909,600	75,182
*	Google Inc. Class A	129,140	67,901
	Corning Inc.	2,943,100	53,800
	Computer Sciences Corp.	1,100,100	50,605
*	Lexmark International Inc.
	Class A	766,100	34,183
*	SanDisk Corp.	865,000	31,702
	Harris Corp.	671,900	29,758
	CA Inc.	1,395,800	29,479
*	Micron Technology Inc.	3,700,400	26,680
	Oracle Corp.	879,700	23,620
	Visa Inc. Class A	291,400	21,639

			Market
			Value
		Shares	($000)
*	Cisco Systems Inc.	733,700	16,068
	Tellabs Inc.	1,936,700	14,428
	Hewlett-Packard Co.	215,300	9,058
*	Intuit Inc.	150,000	6,572
*	Advanced Micro
	Devices Inc.	836,000	5,944
*	Teradyne Inc.	504,600	5,621
			823,072
	Materials (3.2%)
	Freeport-McMoRan
	Copper & Gold Inc.	799,900	68,303
	PPG Industries Inc.	315,700	22,983
	EI du Pont de
	Nemours & Co.	335,300	14,961
	International Paper Co.	480,900	10,460
*	Titanium Metals Corp.	352,900	7,044
	Newmont Mining Corp.	104,900	6,589
	Cliffs Natural Resources Inc.	80,300	5,133
			135,473
Telecommunication Services (3.6%)
	AT&T Inc.	3,869,800	110,676
	Verizon
	Communications Inc.	1,233,000	40,184
			150,860
	Utilities (3.5%)
	DTE Energy Co.	1,126,000	51,717
	Constellation Energy
	Group Inc.	1,573,200	50,720
	Integrys Energy Group Inc.	292,700	15,238
	American Electric
	Power Co. Inc.	408,000	14,782
	Entergy Corp.	174,400	13,347
			145,804
	Total Common Stocks
	(Cost $3,813,660)		4,150,437
Temporary Cash Investment (1.5%)[1]
	Money Market Fund (1.5%)
2	Vanguard Market
	Liquidity Fund, 0.261%
	(Cost $66,118)	66,118,332	66,118
	Total Investments (99.9%)
	(Cost $3,879,778)		4,216,555
Other Assets and Liabilities (0.1%)
	Other Assets[3]		155,417
	Liabilities		(152,755)
			2,662
	Net Assets (100%)		4,219,217

13

Growth and Income Fund

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	5,635,163
Undistributed Net Investment Income	6,664
Accumulated Net Realized Losses	(1,761,730)
Unrealized Appreciation (Depreciation)
Investment Securities	336,777
Futures Contracts	2,343
Net Assets	4,219,217

Investor Shares—Net Assets
Applicable to 125,931,486 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,020,068
Net Asset Value Per Share—
Investor Shares	$23.98

Admiral Shares—Net Assets
Applicable to 30,628,933 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,199,149
Net Asset Value Per Share—
Admiral Shares	$39.15

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.6% and 0.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Cash in the amount of $7,110,000 has been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Growth and Income Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Dividends	91,340
Interest[1]	129
Security Lending	846
Total Income	92,315
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,510
Performance Adjustment	(2,002)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,376
Management and Administrative—Admiral Shares	1,665
Marketing and Distribution—Investor Shares	686
Marketing and Distribution—Admiral Shares	270
Custodian Fees	39
Auditing Fees	26
Shareholders’ Reports—Investor Shares	97
Shareholders’ Reports—Admiral Shares	8
Trustees’ Fees and Expenses	10
Total Expenses	12,685
Expenses Paid Indirectly	(291)
Net Expenses	12,394
Net Investment Income	79,921
Realized Net Gain (Loss)
Investment Securities Sold	177,736
Futures Contracts	1,206
Realized Net Gain (Loss)	178,942
Change in Unrealized Appreciation (Depreciation)
Investment Securities	134,146
Futures Contracts	2,183
Change in Unrealized Appreciation (Depreciation)	136,329
Net Increase (Decrease) in Net Assets Resulting from Operations	395,192
1 Interest income from an affiliated company of the fund was $129,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Growth and Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	79,921	98,334
Realized Net Gain (Loss)	178,942	(1,371,420)
Change in Unrealized Appreciation (Depreciation)	136,329	545,703
Net Increase (Decrease) in Net Assets Resulting from Operations	395,192	(727,383)
Distributions
Net Investment Income
Investor Shares	(55,197)	(73,186)
Admiral Shares	(24,503)	(36,418)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(79,700)	(109,604)
Capital Share Transactions
Investor Shares	(455,269)	(120,422)
Admiral Shares	(335,182)	(174,315)
Net Increase (Decrease) from Capital Share Transactions	(790,451)	(294,737)
Total Increase (Decrease)	(474,959)	(1,131,724)
Net Assets
Beginning of Period	4,694,176	5,825,900
End of Period[1]	4,219,217	4,694,176
1 Net Assets—End of Period includes undistributed net investment income of $6,664,000 and $6,443,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Growth and Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$22.34	$25.84	$38.62	$33.79	$31.29
Investment Operations
Net Investment Income	.418	.447	.546	.600	.550
Net Realized and Unrealized Gain (Loss)
on Investments	1.630	(3.453)	(8.758)	4.840	2.470
Total from Investment Operations	2.048	(3.006)	(8.212)	5.440	3.020
Distributions
Dividends from Net Investment Income	(.408)	(.494)	(.560)	(.610)	(.520)
Distributions from Realized Capital Gains	—	—	(4.008)	—	—
Total Distributions	(.408)	(.494)	(4.568)	(.610)	(.520)
Net Asset Value, End of Period	$23.98	$22.34	$25.84	$38.62	$33.79

Total Return[1]	9.24%	-11.29%	-23.28%	16.20%	9.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,020	$3,253	$3,919	$5,465	$5,088
Ratio of Total Expenses to
Average Net Assets[2]	0.32%	0.35%	0.31%	0.32%	0.38%
Ratio of Net Investment Income to
Average Net Assets	1.74%	2.28%	1.69%	1.61%	1.65%
Portfolio Turnover Rate	94%	83%	96%	100%	93%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.04%), (0.02%), 0.00%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Growth and Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$36.48	$42.20	$63.08	$55.20	$51.12
Investment Operations
Net Investment Income	.722	.775	.963	1.070	.997
Net Realized and Unrealized Gain (Loss)
on Investments	2.666	(5.638)	(14.313)	7.903	4.036
Total from Investment Operations	3.388	(4.863)	(13.350)	8.973	5.033
Distributions
Dividends from Net Investment Income	(.718)	(.857)	(.985)	(1.093)	(.953)
Distributions from Realized Capital Gains	—	—	(6.545)	—	—
Total Distributions	(.718)	(.857)	(7.530)	(1.093)	(.953)
Net Asset Value, End of Period	$39.15	$36.48	$42.20	$63.08	$55.20

Total Return	9.37%	-11.15%	-23.19%	16.37%	9.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,199	$1,441	$1,907	$2,794	$2,321
Ratio of Total Expenses to
Average Net Assets[1]	0.21%	0.21%	0.16%	0.18%	0.20%
Ratio of Net Investment Income to
Average Net Assets	1.85%	2.42%	1.84%	1.75%	1.83%
Portfolio Turnover Rate	94%	83%	96%	100%	93%

1 Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.04%), (0.02%), 0.00%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Growth and Income Fund

Notes to Financial Statements

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

19

Growth and Income Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the S&P 500 Index. For the year ended September 30, 2010, the investment advisory fee represented an effective annual basic rate of 0.10% of the fund’s average net assets before a decrease of $2,002,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2010, the fund had contributed capital of $741,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.30% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2010, these arrangements reduced the fund’s expenses by $291,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2010, 100% of the fund’s investments were valued based on Level 1 inputs.

F. At September 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
S&P 500 Index	December 2010	186	52,857	2,343

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

20

Growth and Income Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2010, the fund had $20,957,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $1,692,658,000 to offset future net capital gains of $845,748,000 through September 30, 2017, and $846,910,000 through September 30, 2018. In addition, the fund realized losses of $67,319,000 during the period from November 1, 2009, through September 30, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At September 30, 2010, the cost of investment securities for tax purposes was $3,879,778,000. Net unrealized appreciation of investment securities for tax purposes was $336,777,000, consisting of unrealized gains of $476,739,000 on securities that had risen in value since their purchase and $139,962,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended September 30, 2010, the fund purchased $4,096,899,000 of investment securities and sold $4,877,018,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	231,031	9,843	342,754	17,955
Issued in Lieu of Cash Distributions	53,684	2,315	70,600	3,711
Redeemed	(739,984)	(31,813)	(533,776)	(27,759)
Net Increase (Decrease)—Investor Shares	(455,269)	(19,655)	(120,422)	(6,093)
Admiral Shares
Issued	131,639	3,429	152,599	4,878
Issued in Lieu of Cash Distributions	22,345	590	32,886	1,059
Redeemed	(489,166)	(12,898)	(359,800)	(11,621)
Net Increase (Decrease)—Admiral Shares	(335,182)	(8,879)	(174,315)	(5,684)

J. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

21

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Quantitative Funds and the Shareholders of Vanguard Growth and Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth and Income Fund (constituting a separate portfolio of Vanguard Quantitative Funds, hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 8, 2010

Special 2010 tax information (unaudited) for Vanguard Growth and Income Fund
This information for the fiscal year ended September 30, 2010, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $79,700,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2010. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Growth and Income Fund Investor Shares
Periods Ended September 30, 2010
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	9.24%	-1.06%	-1.10%
Returns After Taxes on Distributions	8.95	-1.71	-1.60
Returns After Taxes on Distributions and Sale of Fund Shares	6.37	-0.86	-0.98

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended September 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth and Income Fund	3/31/2010	9/30/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$977.88	$1.54
Admiral Shares	1,000.00	978.47	0.89
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.51	$1.57
Admiral Shares	1,000.00	1,024.17	0.91

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.31% for Investor Shares and 0.18% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Growth and Income Fund has approved an amended investment advisory agreement with Mellon Capital Management Corporation effective July 1, 2010. The performance adjustment schedule was revised to better align the advisor’s compensation with performance. The board determined that retaining Mellon Capital and amending the performance adjustment schedule was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Mellon Capital, founded in 1983, is a leader in asset allocation and quantitative investment strategies. The firm, through its predecessor, Franklin Portfolio Associates, has advised the fund since 1986. The investment team at Mellon Capital employs a quantitative investment strategy that seeks to provide a total return greater than that of the S&P 500 Index by investing in U.S. large- and mid-capitalization stocks. Stock selection focuses on identifying stocks with attractive valuation, positive sentiment, and solid earnings quality.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of and amendments to the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that the advisor has carried out the fund’s investment strategy in disciplined fashion, and the results have been mixed—with periods of outperformance and periods of underperformance versus the fund’s benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Mellon Capital in determining whether to approve the advisory fee, because Mellon Capital is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at Vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008) .	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components) .	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm) .	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008) .
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	James M. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010) .	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008) .

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q930 112010

Vanguard Structured Equity Funds
Annual Report

September 30, 2010

Vanguard Structured Large-Cap Equity Fund
Vanguard Structured Large-Cap Growth Fund
Vanguard Structured Large-Cap Value Fund
Vanguard Structured Broad Market Fund

> For the fiscal year ended September 30, 2010, the Vanguard Structured Equity Funds posted returns ranging from 5.90% to 11.75%.

> Fund returns generally fell short of their benchmark index results.

> The subpar performance of the advisor’s stock selections in the industrials sector was a common theme across all the funds.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Structured Large-Cap Equity Fund.	10
Structured Large-Cap Growth Fund.	23
Structured Large-Cap Value Fund.	37
Structured Broad Market Fund.	49
About Your Fund’s Expenses.	66
Glossary.	69

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2010
Total
Returns
Vanguard Structured Large-Cap Equity Fund
Institutional Shares	9.68%
Institutional Plus Shares	9.78
S&P 500 Index	10.16
Large-Cap Core Funds Average	7.86
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.
Vanguard Structured Large-Cap Growth Fund
Institutional Shares	11.66%
Institutional Plus Shares	11.75
Russell 1000 Growth Index	12.65
Large-Cap Growth Funds Average	10.23
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Vanguard Structured Large-Cap Value Fund	5.90%
Russell 1000 Value Index	8.90
Large-Cap Value Funds Average	7.01
Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.
Vanguard Structured Broad Market Fund
Institutional Shares	10.88%
Institutional Plus Shares	10.96
Russell 3000 Index	10.96
Multi-Cap Core Funds Average	9.82

Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Institutional and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Chairman’s Letter

Dear Shareholder,

The Vanguard Structured Equity Funds produced solid absolute returns for fiscal-year 2010 but generally fell short of their goal, which is to outperform their indexes while maintaining risk profiles similar to those of their benchmarks.

The Structured Large-Cap Value Fund’s 3-percentage-point gap versus its benchmark was the largest among the funds. The Structured Broad Market Fund had the best relative results: Its Institutional Plus Shares matched the 10.96% return of the Russell 3000 Index, and its Institutional Shares were close behind.

In general, the funds’ strong stock selections in consumer-oriented sectors were offset by subpar selections in industrials and utilities, though the precise mix of outperformers and laggards varied from fund to fund.

An upbeat end to a worrisome 12 months
Although global stock markets traced a ragged trajectory, they ultimately gained ground for the 12 months ended September 30. Europe’s sovereign debt crisis and a dispiriting lack of vigor in the U.S. economy weighed on stock prices through the spring and summer. In September, however, investor sentiment perked up, buoyed by continued signs of strength in corporate financial statements. The broad U.S. stock market rallied to close the 12-month period with a return of more than 11%. Small-capitalization stocks finished a few steps ahead of their large-cap counterparts.

International stock markets were a mixed bag: middling returns in Europe, stagnation in the Pacific region’s developed markets, and a return of more than 20% from emerging markets. The combined result, as measured by the MSCI All Country World Index ex USA, was a 12-month return of 8%.

Bond prices rallied, driving yields to surprising lows
Bonds produced strong 12-month returns, a gratifying performance that nevertheless raised questions about the prospects for total returns in a fixed income market where yields hovered near all-time lows.

At the start of the period, the 10-year U.S. Treasury note yielded 3.31%; at the end of the period, the figure was 2.51% as investors bid up bond prices. As yields move lower, of course, the scope for continued declines—and the attendant rise in prices—diminishes. Corporate bonds performed best for the 12 months. Municipal bonds delivered solid, but more modest, returns.

As has been the case for almost two years now, the yields of money market securities remained near 0%, a consequence of the Federal Reserve Board’s efforts to stimulate the economy by keeping a tight lid on borrowing costs.

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2010
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	10.75%	-6.79%	0.86%
Russell 2000 Index (Small-caps)	13.35	-4.29	1.60
Dow Jones U.S. Total Stock Market Index	11.51	-6.12	1.37
MSCI All Country World Index ex USA (International)	8.00	-6.98	4.72

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	8.16%	7.42%	6.20%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.81	6.04	5.13
Citigroup Three-Month U.S. Treasury Bill Index	0.12	1.01	2.47

CPI
Consumer Price Index	1.14%	1.57%	1.90%

Funds fell short of a clear but challenging objective
The Vanguard Structured Equity Funds pursue a clear-cut goal: to outperform their target indexes while closely matching their risk profiles. Ideally, the long-term result should be tightly risk-controlled exposure to the broad stock market or discrete segments, enhanced with modest margins of alpha.

As easy as it is to state, however, this goal is difficult to accomplish—something that can be said of any actively managed strategy. The funds’ advisor, Vanguard Quantitative Equity Group, uses computer models to identify stocks with characteristics such as below-average valuation and above-average earnings growth that, in the advisor’s judgment, can deliver superior long-term performance. The funds then combine these stocks in a portfolio with sector weightings, market-capitalization exposures, and other risk characteristics similar to those of their benchmarks.

Over the past few years, the Vanguard Structured Equity Funds’ stock selections have generally been out of step with market trends. Financially weaker stocks have rallied as the economy’s slow, but real, recovery has pulled many companies back from the brink of bankruptcy. The higher-quality, better-capitalized companies favored by the funds’ stock selection models have lagged.

Although the funds delivered strong absolute returns for the 12 months ended September 30, they generally fell a few steps shy of their benchmarks.

Vanguard Structured Large-Cap Growth Fund, buoyed by the overall strength of large growth stocks, posted the highest return—better than 11%, about 1 percentage point behind its benchmark index. The fund generated notably strong relative performance in the health care and consumer staples sectors but struggled badly in industrials, where its stock selections returned about 14% while those in the index gained nearly 23%.

Vanguard Structured Broad Market Fund produced the second-best absolute return—almost 11%—and the best relative performance. The fund’s Institutional Plus Shares matched the 10.96% return of the Russell 3000 Index, while its Institutional Shares returned 10.88%, a difference attributable to the Institutional Shares’ higher expense ratio. Like the Large-Cap Growth Fund, the Structured Broad Market Fund paid a price for subpar selections in the industrials and utilities sectors, but success among consumer discretionary and financial stocks offset most of the damage.

Vanguard Structured Large-Cap Equity Fund, which seeks to outperform the Standard & Poor’s 500 Index, returned more than 9%, about 0.50 percentage point behind the index result. Again, selections in the industrials sector were prominent laggards. Bright spots included materials and consumer staples stocks. Vanguard Structured Large-Cap Value Fund’s 5.90% return was the lowest absolute result and weakest relative performance among the four funds. The benchmark, the Russell 1000 Value Index, returned 8.90%. Stock selections in the industrials, energy, and utilities sectors weighed heavily on the fund’s relative performance, offsetting impressive selections in consumer discretionary.

Recent struggles mar longer-term returns
The four Structured Equity Funds have different inception dates. The Broad Market Fund, with the longest record, began in May 2004. The Large-Cap Equity Fund, which opened in May 2006, got the latest start. The funds’ recent struggles are reflected also in their longer-term returns, which lag those of their indexes. The Broad Market Fund has the narrowest gap, trailing its benchmark by 0.72 percentage point since its inception, while the Large-Cap Value Fund has the widest, lagging its index by 1.58 percentage points since inception.

Total Returns
Inception Through September 30, 2010

Average
Annual Return
Structured Large-Cap Equity Fund Institutional Plus Shares
(Returns since inception: 5/15/2006)	-1.78%
S&P 500 Index	-0.73
Large-Cap Core Funds Average	-1.46
Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Structured Large-Cap Growth Fund Institutional Plus Shares
(Returns since inception: 1/19/2006)	0.19%
Russell 1000 Growth Index	0.98
Large-Cap Growth Funds Average	-0.71
Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Structured Large-Cap Value Fund Institutional Plus Shares
(Returns since inception: 12/15/2005)	-2.60%
Russell 1000 Value Index	-1.02
Large-Cap Value Funds Average	-1.34
Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Structured Broad Market Fund Institutional Plus Shares
(Returns since inception: 5/3/2004)	2.24%
Russell 3000 Index	2.96
Multi-Cap Core Funds Average	2.58
Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

These results are disappointing, but it’s important to recognize that the time periods involved are relatively short, and most have been dominated by a climate in which the stocks selected by most active quantitative strategies have been out of favor with investors.

Stock market cycles echo across the investment universe
The stock market’s violent ups and downs over the past year, and indeed since late 2008, are representative of the cycles that characterize all segments of the financial markets and the various strategies that we use to extract value from them. Just as stocks and bonds have traded leadership in often dramatic fashion over the past few years, so do growth and value stocks, and low-quality and high-quality companies. Different strategies such as valuation-conscious quantitative methods and momentum-driven growth approaches also move in and out of favor.

A prudent response to this never-ending, always unpredictable change is to maintain a portfolio that is broadly diversified both within and across asset classes. The Vanguard Structured Equity Funds can play an important role in such a portfolio, delivering risk-controlled exposure to the broad stock market and its segments, with the opportunity to outperform these markets over time.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 14, 2010

Your Fund’s Performance at a Glance
September 30, 2009, Through September 30, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Structured Large-Cap Equity Fund
Institutional Shares	$19.47	$20.97	$0.371	$0.000
Institutional Plus Shares	38.97	41.98	0.772	0.000
Vanguard Structured Large-Cap Growth Fund
Institutional Shares	$21.38	$23.56	$0.300	$0.000
Institutional Plus Shares	42.60	46.95	0.627	0.000
Vanguard Structured Large-Cap Value Fund	$36.43	$37.69	$0.870	$0.000
Vanguard Structured Broad Market Fund
Institutional Shares	$18.99	$20.70	$0.338	$0.000
Institutional Plus Shares	37.94	41.36	0.701	0.000

Advisor’s Report

The fiscal year ended September 30, 2010, was a challenging period for Vanguard’s Structured Equity Funds, which for the most part slightly trailed their benchmarks. The funds’ returns ranged from 5.90% for the Structured Large-Cap Value Fund to 11.75% for the Structured Large-Cap Growth Fund, both as represented by the funds’ Institutional Plus Shares.

The investment environment
The fiscal year started with two strong quarters. The market then declined more than 10%, weighed down by investors’ concern over sovereign debt and doubts about economic recovery, before returning almost to its March 31 levels during September’s rally. The growth rate for GDP in the United States has declined steadily since the fourth quarter of 2009, when it was 5%; that was followed by a 3.7% rate in the first quarter of 2010 and a 1.6% rate in the second. Although corporate earnings have been strong and may remain so, nearly 10%unemployment, lingering sovereign debt concerns, and doubts about the strength of economic growth have left investors cautious about the outlook for equities.

These sudden changes in the market’s direction reinforce our conviction that attempting to time our investments is not profitable. Our aim, instead, is to identify individual stocks that may outperform over the long run. To select these stocks, we use a model with five components: valuation, growth, management decisions, market sentiment, and quality. Each component is itself a model, with several underlying parts. Each of the five models can yield superior stock selections, but combining them creates a stronger indicator than any individual signal. Each individual model goes through periods of over- or underperformance; combining them dampens the cyclicality and improves the overall results, although our overall model also experiences periods when it does not match the benchmark return.

Our process displays a preference for stocks that have a low multiple on earnings or cash flow, with growth and other fundamental characteristics that are similar to or better than those of their peers. Our valuation model assesses the price we pay for earnings and cash flows relative to other stocks of the same size in an industry. Because buying cheap earnings that are shrinking is not a compelling strategy, we use our growth model to evaluate each company’s earnings growth prospects, again relative to its peers. We measure a firm’s ability to sustain earnings growth with our quality model, which analyzes balance sheet strength and returns on invested capital. We consider management’s opinions through our management decisions model, which evaluates capital spending and debt and stock issuance. Finally, we use our market sentiment model to capture investors’ opinions of a company as reflected in market activity.

We then use the results of our overall model to construct our portfolio, with the goal of minimizing exposure to risks that our research indicates do not improve returns. Thus, we are always fully invested and do not try to add value by over- or underweighting sectors. Our portfolio’s major risk factors, such as market capitalization and beta, will closely match the benchmark’s. Finally, we want to hold many small stakes, so we own a portfolio with several hundred holdings. This means that our return will be determined by how our model performs, not by one or two stocks.

For the past year, our portfolios have lagged their benchmarks, hurt primarily by investors’ rapidly changing views of the economic future. At times like these, investors tend to trade securities as quickly as possible. This puts a premium on liquidity, and means that more finely grained distinctions among stocks are not as important as overall market exposure. As investors become less uncertain, we believe they will once again focus on the fundamental differences among stocks and prefer companies with strong fundamentals and low multiples.

Structured Large-Cap Equity Fund
Ford and Limited Brands were the top two contributors to portfolio return. The biggest detractors were underweight positions in Amazon.com and Altria Group.

Structured Large-Cap Growth Fund
TRW Automotive Holdings aided performance most, followed by Big Lots and DuPont. Underweight positions in Amazon.com and Microsoft had the most negative effect.

Structured Large-Cap Value Fund
The best-performing stocks were Ford and Joy Global. Underweight positions in AK Steel Holding Corp. and PNC Financial Services Group hurt performance.

Structured Broad Market Fund
Ford and Wyndham Worldwide contributed most to return, while underweight positions in Microsoft and Union Pacific reduced it.

We cannot predict the strength or timing of economic recovery, but we continue to believe that stocks are an important part of a diversified investment plan, as is a portfolio of companies with lower relative price/earnings and price/cash flow ratios, growth rates near the market’s overall rate, a higher return on equity, quality balance sheets, and positive market sentiment. We thank you for your investment and look forward to the coming year.

James D. Troyer, CFA
Principal and Portfolio Manager

James P. Stetler
Principal and Portfolio Manager

Joel M. Dickson, Ph.D.
Principal and Head, Vanguard Active Quantitative Equity Management

Vanguard Quantitative Equity Group

October 15, 2010

Structured Large-Cap Equity Fund

Fund Profile
As of September 30, 2010

Share-Class Characteristics
	Institutional		Institutional
	Shares		Plus Shares
Ticker Symbol		VSLIX	VSLPX
Expense Ratio[1]	0.25%		0.17%
30-Day SEC Yield	1.57%		1.64%

Portfolio Characteristics
			DJ
			U.S. Total
		S&P 500 Market
	Fund	Index	Index
Number of Stocks	165	500	3,920
Median Market Cap $46.6B		$42.1B	$27.3B
Price/Earnings Ratio	13.9x	15.9x	17.1x
Price/Book Ratio	2.1x	2.1x	2.1x
Return on Equity	20.4%	20.5%	19.1%
Earnings Growth Rate	5.4%	6.2%	6.4%
Dividend Yield	2.1%	2.0%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	61%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)

			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Consumer
Discretionary	10.8%	10.4%	11.7%
Consumer Staples	11.1	11.3	10.1
Energy	10.5	10.9	9.7
Financials	16.2	15.7	16.6
Health Care	12.3	11.7	11.2
Industrials	11.1	10.8	11.1
Information
Technology	17.9	18.8	19.0
Materials	3.3	3.5	4.2
Telecommunication
Services	3.6	3.2	2.9
Utilities	3.2	3.7	3.5

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	Index
R-Squared	1.00	0.99
Beta	0.98	0.95

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Exxon Mobil Corp.	Integrated Oil &
	Gas	3.2%
Apple Inc.	Computer
	Hardware	3.0
Microsoft Corp.	Systems Software	2.3
AT&T Inc.	Integrated
	Telecommunication
	Services	2.2
International Business	IT Consulting &
Machines Corp.	Other Services	2.2
Procter & Gamble Co.	Household
	Products	2.2
Chevron Corp.	Integrated Oil &
	Gas	2.1
JPMorgan Chase & Co.	Diversified Financial
	Services	2.0
Johnson & Johnson	Pharmaceuticals	1.9
Google Inc. Class A	Internet Software &
	Services	1.7
Top Ten		22.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2010. For the fiscal year ended September 30, 2010, the expense ratios were 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares.

Structured Large-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: May 16, 2006, Through September 30, 2010
Initial Investment of $5,000,000

		Average Annual Total Returns
		Periods Ended September 30, 2010
			Since	Final Value
		One	Inception	of a $5,000,000
		Year	(5/16/2006)	Investment
	Structured Large-Cap Equity Fund
	Institutional Shares	9.68%	-1.83%	$4,610,832
••••••••	Dow Jones U.S. Total Stock Market
	Index	11.51	-0.09	4,979,426
– – – –	S&P 500 Index	10.16	-0.69	4,850,495
	Large-Cap Core Funds Average	7.86	-1.42	4,696,292

Large-Cap Core Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $200,000,000
	Year	(5/15/2006)	Investment
Structured Large-Cap Equity Fund
Institutional Plus Shares	9.78%	-1.78%	$184,870,368
Dow Jones U.S. Total Stock Market
Index	11.51	-0.12	198,909,314
S&P 500 Index	10.16	-0.73	193,659,492

"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Structured Large-Cap Equity Fund

Fiscal-Year Total Returns (%): May 16, 2006, Through September 30, 2010

Structured Large-Cap Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (10.8%)
*	Ford Motor Co.	488,206	5,976
	McDonald’s Corp.	74,397	5,543
	Time Warner Inc.	173,000	5,302
	Starbucks Corp.	176,000	4,502
	TJX Cos. Inc.	99,616	4,446
*	DIRECTV Class A	105,500	4,392
	Comcast Corp. Class A	226,785	4,100
	Limited Brands Inc.	151,793	4,065
	Time Warner Cable Inc.	73,200	3,952
	Whirlpool Corp.	46,658	3,777
	Macy’s Inc.	162,100	3,743
	Hasbro Inc.	83,300	3,708
	Target Corp.	48,600	2,597
	Wyndham Worldwide Corp.	94,140	2,586
	Gannett Co. Inc.	204,700	2,504
	Family Dollar Stores Inc.	44,600	1,970
	Comcast Corp.
	Special Class A Shares	111,200	1,892
*	Big Lots Inc.	51,400	1,709
	Ross Stores Inc.	27,800	1,518
	Darden Restaurants Inc.	20,200	864
	Walt Disney Co.	23,529	779
*	AutoZone Inc.	2,660	609
	Nordstrom Inc.	11,300	420
	Mattel Inc.	8,600	202
	Home Depot Inc.	6,000	190
	Leggett & Platt Inc.	8,200	187
			71,533
Consumer Staples (11.1%)
	Procter & Gamble Co.	239,094	14,338
	Wal-Mart Stores Inc.	196,796	10,532
	Philip Morris
	International Inc.	169,736	9,509
	Costco Wholesale Corp.	82,700	5,333
	Coca-Cola Co.	87,440	5,117
	Coca-Cola Enterprises Inc.	141,500	4,386
	Estee Lauder Cos. Inc.
	Class A	60,900	3,851
	Sara Lee Corp.	276,000	3,707

		Market
		Value
	Shares	($000)
Tyson Foods Inc. Class A	226,940	3,636
Hershey Co.	74,341	3,538
PepsiCo Inc.	50,792	3,375
Dr Pepper Snapple
Group Inc.	78,200	2,778
Campbell Soup Co.	49,258	1,761
Kroger Co.	38,200	827
ConAgra Foods Inc.	29,738	652
Kimberly-Clark Corp.	6,844	445
		73,785
Energy (10.5%)
Exxon Mobil Corp.	341,439	21,098
Chevron Corp.	174,856	14,172
ConocoPhillips	157,759	9,060
Apache Corp.	53,746	5,254
Anadarko Petroleum Corp.	88,592	5,054
Peabody Energy Corp.	85,602	4,195
Pioneer Natural
Resources Co.	52,300	3,401
Occidental Petroleum Corp.	39,951	3,128
Schlumberger Ltd.	26,455	1,630
Marathon Oil Corp.	45,000	1,490
El Paso Corp.	69,250	857
Williams Cos. Inc.	10,300	197
Devon Energy Corp.	2,900	188
		69,724
Financials (16.2%)
JPMorgan Chase & Co.	341,079	12,985
Wells Fargo & Co.	315,535	7,929
Goldman Sachs Group Inc.	54,798	7,923
American Express Co.	156,385	6,573
Bank of America Corp.	403,553	5,291
PNC Financial Services
Group Inc.	93,800	4,869
Travelers Cos. Inc.	92,968	4,844
Chubb Corp.	84,443	4,812
Capital One Financial Corp.	111,100	4,394
Ameriprise Financial Inc.	91,000	4,307
Vornado Realty Trust	49,900	4,268
Franklin Resources Inc.	38,826	4,151

Structured Large-Cap Equity Fund

			Market
			Value
		Shares	($000)
*	Berkshire Hathaway Inc.
	Class B	50,005	4,134
*	Citigroup Inc.	1,057,956	4,126
	US Bancorp	180,024	3,892
	Assurant Inc.	93,500	3,805
	Prudential Financial Inc.	68,100	3,690
	M&T Bank Corp.	42,900	3,510
	Aflac Inc.	64,794	3,351
	MetLife Inc.	82,100	3,157
*	Berkshire Hathaway Inc.
	Class A	11	1,370
	Simon Property Group Inc.	14,117	1,309
	Discover Financial Services	54,700	912
	Ventas Inc.	14,104	727
*	SLM Corp.	49,000	566
	Progressive Corp.	16,400	342
	Torchmark Corp.	4,900	260
	Apartment Investment &
	Management Co.	2,300	49
			107,546
Health Care (12.2%)
	Johnson & Johnson	205,746	12,748
*	Amgen Inc.	117,013	6,449
	UnitedHealth Group Inc.	178,774	6,277
	Bristol-Myers Squibb Co.	231,000	6,262
	Eli Lilly & Co.	157,187	5,742
	Pfizer Inc.	303,819	5,216
*	WellPoint Inc.	88,184	4,995
	CIGNA Corp.	115,100	4,118
	Merck & Co. Inc.	110,594	4,071
	McKesson Corp.	65,600	4,053
*	Biogen Idec Inc.	72,200	4,052
	AmerisourceBergen Corp.
	Class A	125,598	3,851
*	Humana Inc.	75,500	3,793
*	Mylan Inc.	181,000	3,405
*	Cephalon Inc.	53,205	3,322
	Abbott Laboratories	30,468	1,592
*	Waters Corp.	6,800	481
*	Medco Health Solutions Inc.	9,066	472
*	Hospira Inc.	6,000	342
			81,241
Industrials (11.0%)
	General Electric Co.	558,722	9,079
	3M Co.	84,213	7,302
	United Parcel Service Inc.
	Class B	108,721	7,251
	Boeing Co.	87,500	5,822
	Deere & Co.	74,500	5,199
	Cummins Inc.	54,295	4,918
	Northrop Grumman Corp.	75,216	4,560
	Waste Management Inc.	125,730	4,494
	Eaton Corp.	52,900	4,364
	United Technologies Corp.	53,536	3,813
	Caterpillar Inc.	46,300	3,643
	Rockwell Automation Inc.	53,400	3,296

			Market
			Value
		Shares	($000)
	CSX Corp.	55,618	3,077
	Honeywell International Inc.	53,783	2,363
	Southwest Airlines Co.	108,200	1,414
	Parker Hannifin Corp.	16,800	1,177
	RR Donnelley & Sons Co.	63,700	1,080
	Avery Dennison Corp.	10,900	405
			73,257
Information Technology (17.9%)
*	Apple Inc.	69,342	19,676
	Microsoft Corp.	621,141	15,212
	International Business
	Machines Corp.	107,640	14,439
*	Google Inc. Class A	21,555	11,333
	Intel Corp.	470,753	9,053
	Hewlett-Packard Co.	195,800	8,237
*	Cognizant Technology
	Solutions Corp. Class A	78,400	5,054
*	Motorola Inc.	588,450	5,019
*	NetApp Inc.	97,665	4,863
*	Cisco Systems Inc.	212,215	4,648
*	Intuit Inc.	100,000	4,381
*	Novellus Systems Inc.	128,800	3,423
*	Lexmark International Inc.
	Class A	72,000	3,213
	Oracle Corp.	107,988	2,899
*	Micron Technology Inc.	242,700	1,750
	Computer Sciences Corp.	30,098	1,385
*	Advanced Micro
	Devices Inc.	174,800	1,243
*	Teradata Corp.	23,739	915
	QUALCOMM Inc.	19,157	864
	Broadcom Corp. Class A	23,400	828
*	JDS Uniphase Corp.	28,600	354
*	Agilent Technologies Inc.	5,400	180
*	Autodesk Inc.	3,900	125
*	Teradyne Inc.	6,700	75
*	VeriSign Inc.	2,300	73
			119,242
Materials (3.3%)
	EI du Pont de Nemours
	& Co.	143,453	6,401
	PPG Industries Inc.	58,700	4,273
	International Paper Co.	135,300	2,943
	Freeport-McMoRan
	Copper & Gold Inc.	34,200	2,920
	Newmont Mining Corp.	45,600	2,864
	Eastman Chemical Co.	31,100	2,302
			21,703
Telecommunication Services (3.5%)
	AT&T Inc.	506,735	14,493
	Verizon
	Communications Inc.	240,896	7,851
*	American Tower Corp.
	Class A	13,600	697

Structured Large-Cap Equity Fund

		Market
		Value
	Shares	($000)
Qwest Communications
International Inc.	95,900	601
		23,642
Utilities (3.2%)
Dominion Resources Inc.	110,800	4,838
Integrys Energy Group Inc.	72,800	3,790
DTE Energy Co.	78,600	3,610
NiSource Inc.	172,700	3,005
CMS Energy Corp.	99,238	1,788
Nicor Inc.	26,700	1,223
Oneok Inc.	25,300	1,140
CenterPoint Energy Inc.	41,300	649
Entergy Corp.	8,400	643
Exelon Corp.	12,700	541
		21,227
Total Common Stocks
(Cost $607,062)		662,900
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.3%)
2 Vanguard Market Liquidity
Fund, 0.261%	1,950,365	1,950

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
3,4 Freddie Mac Discount
Notes, 0.240%, 3/14/11	175	175
Total Temporary Cash Investments
(Cost $2,125)		2,125
Total Investments (100.0%)
(Cost $609,187)		665,025
Other Assets and Liabilities (0.0%)
Other Assets		1,176
Liabilities		(1,459)
		(283)
Net Assets (100%)		664,742

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	876,454
Undistributed Net Investment Income	8,386
Accumulated Net Realized Losses	(275,965)
Unrealized Appreciation (Depreciation)
Investment Securities	55,838
Futures Contracts	29
Net Assets	664,742

Institutional Shares—Net Assets
Applicable to 4,537,971 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	95,179
Net Asset Value Per Share—
Institutional Shares	$20.97

Institutional Plus Shares—Net Assets
Applicable to 13,568,911 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	569,563
Net Asset Value Per Share—
Institutional Plus Shares	$41.98

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
4 Securities with a value of $175,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Dividends	12,871
Interest[1]	4
Security Lending	63
Total Income	12,938
Expenses
The Vanguard Group—Note B
Investment Advisory Services	494
Management and Administrative—Institutional Shares	137
Management and Administrative—Institutional Plus Shares	333
Marketing and Distribution—Institutional Shares	19
Marketing and Distribution—Institutional Plus Shares	93
Custodian Fees	16
Auditing Fees	28
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—Institutional Plus Shares	1
Trustees’ Fees and Expenses	1
Total Expenses	1,122
Net Investment Income	11,816
Realized Net Gain (Loss)
Investment Securities Sold	6,739
Futures Contracts	(131)
Realized Net Gain (Loss)	6,608
Change in Unrealized Appreciation (Depreciation)
Investment Securities	39,292
Futures Contracts	37
Change in Unrealized Appreciation (Depreciation)	39,329
Net Increase (Decrease) in Net Assets Resulting from Operations	57,753
1 Interest income from an affiliated company of the fund was $3,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,816	12,474
Realized Net Gain (Loss)	6,608	(242,061)
Change in Unrealized Appreciation (Depreciation)	39,329	118,445
Net Increase (Decrease) in Net Assets Resulting from Operations	57,753	(111,142)
Distributions
Net Investment Income
Institutional Shares	(2,024)	(3,907)
Institutional Plus Shares	(9,247)	(13,919)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(11,271)	(17,826)
Capital Share Transactions
Institutional Shares	(19,348)	(10,600)
Institutional Plus Shares	64,445	(99,837)
Net Increase (Decrease) from Capital Share Transactions	45,097	(110,437)
Total Increase (Decrease)	91,579	(239,405)
Net Assets
Beginning of Period	573,163	812,568
End of Period[1]	664,742	573,163
1 Net Assets—End of Period includes undistributed net investment income of $8,386,000 and $7,841,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Financial Highlights

Institutional Shares

					May 16,
					2006[1] to
For a Share Outstanding	Year Ended September 30,				Sept. 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$19.47	$22.56	$29.98	$26.03	$24.96
Investment Operations
Net Investment Income	.366	.546	.492	.476[2]	.130
Net Realized and Unrealized Gain (Loss)
on Investments	1.505	(2.993)	(7.091)	3.657	.940
Total from Investment Operations	1.871	(2.447)	(6.599)	4.133	1.070
Distributions
Dividends from Net Investment Income	(.371)	(.643)	(.430)	(.172)	—
Distributions from Realized Capital Gains	—	—	(.391)	(.011)	—
Total Distributions	(.371)	(.643)	(.821)	(.183)	—
Net Asset Value, End of Period	$20.97	$19.47	$22.56	$29.98	$26.03

Total Return	9.68%	-10.25%	-22.52%	15.94%	4.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$95	$106	$135	$187	$127
Ratio of Total Expenses to Average Net Assets	0.24%	0.25%	0.20%	0.25%	0.25%[3]
Ratio of Net Investment Income to
Average Net Assets	1.86%	2.33%	1.91%	1.69%	1.67%[3]
Portfolio Turnover Rate	61%	80%[4]	72%	54%[4]	30%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Financial Highlights

Institutional Plus Shares

					May 15,
					2006[1] to
For a Share Outstanding	Year Ended September 30,				Sept. 30,
Throughout Each Period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$38.97	$45.15	$60.02	$52.07	$50.00
Investment Operations
Net Investment Income	.768	1.116	1.025	1.018[2]	.250
Net Realized and Unrealized Gain (Loss)
on Investments	3.014	(5.980)	(14.193)	7.317	1.820
Total from Investment Operations	3.782	(4.864)	(13.168)	8.335	2.070
Distributions
Dividends from Net Investment Income	(.772)	(1.316)	(.920)	(.363)	—
Distributions from Realized Capital Gains	—	—	(.782)	(.022)	—
Total Distributions	(.772)	(1.316)	(1.702)	(.385)	—
Net Asset Value, End of Period	$41.98	$38.97	$45.15	$60.02	$52.07

Total Return	9.78%	-10.16%	-22.46%	16.07%	4.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$570	$467	$677	$819	$203
Ratio of Total Expenses to Average Net Assets	0.17%	0.17%	0.12%	0.15%	0.15%[3]
Ratio of Net Investment Income to
Average Net Assets	1.93%	2.41%	1.99%	1.79%	1.77%[3]
Portfolio Turnover Rate	61%	80%[4]	72%	54%[4]	30%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Notes to Financial Statements

Vanguard Structured Large-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Structured Large-Cap Equity Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2010, the fund had contributed capital of $117,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	662,900	—	—
Temporary Cash Investments	1,950	175	—
Futures Contracts—Liabilities[1]	(7)	—	—
Total	664,843	175	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2010	4	1,137	21
E-mini S&P 500 Index	December 2010	12	682	8

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Structured Large-Cap Equity Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2010, the fund had $9,118,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $275,945,000 to offset future net capital gains of $163,235,000 through September 30, 2017, and $112,710,000 through September 30, 2018.

At September 30, 2010, the cost of investment securities for tax purposes was $609,187,000. Net unrealized appreciation of investment securities for tax purposes was $55,838,000, consisting of unrealized gains of $81,926,000 on securities that had risen in value since their purchase and $26,088,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2010, the fund purchased $413,671,000 of investment securities and sold $368,142,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	1,649	41	4,395	272
Issued in Lieu of Cash Distributions	343	17	1,002	62
Redeemed	(21,340)	(986)	(15,997)	(874)
Net Increase (Decrease)—Institutional Shares	(19,348)	(928)	(10,600)	(540)
Institutional Plus Shares
Issued	59,610	1,471	41,945	1,312
Issued in Lieu of Cash Distributions	4,835	120	7,918	246
Redeemed	—	—	(149,700)	(4,575)
Net Increase (Decrease)—Institutional Plus Shares	64,445	1,591	(99,837)	(3,017)

H. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Structured Large-Cap Growth Fund

Fund Profile
As of September 30, 2010

Share-Class Characteristics
	Institutional		Institutional
	Shares		Plus Shares
Ticker Symbol	VSTLX		VSGPX
Expense Ratio[1]	0.25%		0.17%
30-Day SEC Yield	1.24%		1.31%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	208	627	3,920
Median Market Cap $37.8B		$34.9B	$27.3B
Price/Earnings Ratio	15.3x	17.9x	17.1x
Price/Book Ratio	3.4x	3.5x	2.1x
Return on Equity	24.7%	24.7%	19.1%
Earnings Growth Rate 11.8%		11.7%	6.4%
Dividend Yield	1.6%	1.5%	1.8%
Foreign Holdings	0.5%	0.0%	0.0%
Turnover Rate	62%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)

		Russell	DJ
		1000	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	13.8%	14.7%	11.7%
Consumer Staples	10.8	10.1	10.1
Energy	10.0	10.0	9.7
Financials	5.0	4.6	16.6
Health Care	10.5	10.1	11.2
Industrials	13.7	13.1	11.1
Information
Technology	30.9	31.4	19.0
Materials	4.6	5.0	4.2
Telecommunication
Services	0.5	0.9	2.9
Utilities	0.2	0.1	3.5

Volatility Measures
		DJ
		U.S. Total
	Russell 1000	Market
	Growth Index	Index
R-Squared	1.00	0.96
Beta	0.99	0.96

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Apple Inc.	Computer
	Hardware	4.5%
Exxon Mobil Corp.	Integrated Oil &
	Gas	4.3
International Business	IT Consulting &
Machines Corp.	Other Services	3.5
Microsoft Corp.	Systems Software	2.6
Google Inc. Class A	Internet Software &
	Services	2.6
Cisco Systems Inc.	Communications
	Equipment	2.1
Hewlett-Packard Co.	Computer
	Hardware	1.8
Oracle Corp.	Systems Software	1.7
Wal-Mart Stores Inc.	Hypermarkets &
	Super Centers	1.6
3M Co.	Industrial
	Conglomerates	1.6
Top Ten		26.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2010. For the fiscal year ended September 30, 2010, the expense ratios were 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares.

Structured Large-Cap Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 22, 2007, Through September 30, 2010
Initial Investment of $5,000,000

		Average Annual Total Returns
		Periods Ended September 30, 2010
			Since	Final Value
		One	Inception	of a $5,000,000
		Year	(6/22/2007)	Investment
	Structured Large-Cap Growth Fund
	Institutional Shares	11.66%	-4.49%	$4,302,418
••••••••	Dow Jones U.S. Total Stock Market
	Index	11.51	-5.19	4,199,425
– – – –	Russell 1000 Growth Index	12.65	-2.79	4,557,248
	Large-Cap Growth Funds Average	10.23	-3.68	4,422,832

Large-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $200,000,000
	Year	(1/19/2006)	Investment
Structured Large-Cap Growth Fund
Institutional Plus Shares	11.75%	0.19%	$201,814,455
Dow Jones U.S. Total Stock Market
Index	11.51	0.24	202,248,082
Russell 1000 Growth Index	12.65	0.98	209,335,896

"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

The fund commenced operations as a registered investment company on October 3, 2006. The fund's performance includes the performance of a predecessor trust, Vanguard Fiduciary Trust Company Structured Large-Cap Growth Trust, from January 19, 2006, to October 3, 2006.

See Financial Highlights for dividend and capital gains information.

Structured Large-Cap Growth Fund

Fiscal-Year Total Returns (%): June 22, 2007, Through September 30, 2010

Structured Large-Cap Growth Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (13.8%)
	McDonald’s Corp.	8,864	660
*	Ford Motor Co.	48,200	590
*	DIRECTV Class A	13,100	545
	TJX Cos. Inc.	9,250	413
	Starbucks Corp.	15,900	407
	Target Corp.	6,820	364
	Limited Brands Inc.	12,000	321
	Mattel Inc.	13,400	314
	Ross Stores Inc.	5,700	311
*	TRW Automotive
	Holdings Corp.	7,100	295
	Macy’s Inc.	12,300	284
	Advance Auto Parts Inc.	4,800	282
	Darden Restaurants Inc.	6,500	278
*	Amazon.com Inc.	1,500	236
	Williams-Sonoma Inc.	6,900	219
	Home Depot Inc.	5,100	162
*	AutoZone Inc.	620	142
*	Panera Bread Co. Class A	1,600	142
	Yum! Brands Inc.	2,800	129
	Whirlpool Corp.	1,400	113
	McGraw-Hill Cos. Inc.	3,100	103
	Omnicom Group Inc.	2,202	87
	Gap Inc.	3,650	68
	Comcast Corp.
	Special Class A Shares	3,300	56
	Phillips-Van Heusen Corp.	460	28
*	Aeropostale Inc.	1,000	23
*	Dollar Tree Inc.	450	22
*	ITT Educational Services Inc.	300	21
	H&R Block Inc.	1,500	19
	Hillenbrand Inc.	800	17
*	Harman International
	Industries Inc.	400	13
*	Career Education Corp.	500	11
	Wyndham Worldwide Corp.	200	6
			6,681

			Market
			Value
		Shares	($000)
Consumer Staples (10.8%)
	Wal-Mart Stores Inc.	14,957	800
	Coca-Cola Co.	12,948	758
	Philip Morris International Inc.	12,869	721
	PepsiCo Inc.	7,601	505
	Estee Lauder Cos. Inc.
	Class A	5,000	316
	Hershey Co.	5,800	276
	Colgate-Palmolive Co.	3,405	262
	Walgreen Co.	7,510	252
	Procter & Gamble Co.	3,703	222
	Kimberly-Clark Corp.	2,800	182
	Sara Lee Corp.	13,300	179
	Sysco Corp.	5,094	145
	Altria Group Inc.	5,269	126
	Costco Wholesale Corp.	1,700	110
	Campbell Soup Co.	2,600	93
	General Mills Inc.	2,400	88
	Dr Pepper Snapple Group Inc.	2,200	78
	Coca-Cola Enterprises Inc.	1,800	56
	CVS Caremark Corp.	1,384	43
	Mead Johnson Nutrition Co.	303	17
			5,229
Energy (9.9%)
	Exxon Mobil Corp.	33,973	2,099
	ConocoPhillips	9,000	517
	Schlumberger Ltd.	5,400	333
	Chevron Corp.	4,100	332
	Core Laboratories NV	3,300	291
	Peabody Energy Corp.	5,500	270
	Cimarex Energy Co.	4,000	265
	Frontline Ltd.	7,300	208
	El Paso Corp.	14,800	183
*	Whiting Petroleum Corp.	1,700	162
*	FMC Technologies Inc.	1,100	75
	Consol Energy Inc.	950	35
	EXCO Resources Inc.	1,600	24
	Diamond Offshore Drilling Inc.	300	20
*	Oceaneering International Inc.	100	5
			4,819

Structured Large-Cap Growth Fund

			Market
			Value
		Shares	($000)
Financials (4.9%)
	American Express Co.	13,827	581
	Franklin Resources Inc.	3,100	331
*	CNA Financial Corp.	8,700	244
	Capital One Financial Corp.	6,000	237
	Ameriprise Financial Inc.	4,700	222
	Aflac Inc.	3,769	195
	Vornado Realty Trust	1,300	111
	Apartment Investment &
	Management Co.	4,700	101
	Simon Property Group Inc.	651	60
	Public Storage	600	58
*	CB Richard Ellis Group Inc.
	Class A	2,400	44
	Digital Realty Trust Inc.	700	43
*	TD Ameritrade Holding Corp.	2,500	40
	Jones Lang LaSalle Inc.	400	35
	General Growth Properties Inc.	1,400	22
	Federated Investors Inc.
	Class B	900	20
	BlackRock Inc.	100	17
	Rayonier Inc.	300	15
	Hudson City Bancorp Inc.	700	9
	Endurance Specialty
	Holdings Ltd.	200	8
	BOK Financial Corp.	100	5
			2,398
Health Care (10.5%)
	Abbott Laboratories	11,469	599
*	Medco Health Solutions Inc.	8,290	432
	Perrigo Co.	5,000	321
	AmerisourceBergen Corp.
	Class A	10,360	318
	McKesson Corp.	4,740	293
	Eli Lilly & Co.	7,600	278
	CIGNA Corp.	7,700	275
	Bristol-Myers Squibb Co.	9,781	265
*	Humana Inc.	5,200	261
*	Hospira Inc.	4,500	257
*	Cephalon Inc.	4,038	252
	Johnson & Johnson	4,012	249
*	WellPoint Inc.	4,100	232
	Baxter International Inc.	4,142	198
	Lincare Holdings Inc.	5,900	148
	Medtronic Inc.	4,240	142
*	Community Health
	Systems Inc.	4,000	124
*	Waters Corp.	1,700	120
*	Gilead Sciences Inc.	3,070	109
	Cardinal Health Inc.	2,400	79
	Quest Diagnostics Inc.	1,200	61
*	Mylan Inc.	2,100	39

			Market
			Value
		Shares	($000)
	Valeant Pharmaceuticals
	International Inc.	1,068	27
*	Health Management
	Associates Inc. Class A	2,600	20
			5,099
Industrials (13.6%)
	3M Co.	8,926	774
	Caterpillar Inc.	8,700	684
	United Technologies Corp.	6,482	462
	Deere & Co.	6,600	461
	Cummins Inc.	4,800	435
	United Parcel Service Inc.
	Class B	5,947	397
	Joy Global Inc.	4,800	337
	Rockwell Automation Inc.	5,300	327
*	Delta Air Lines Inc.	26,400	307
	Eaton Corp.	3,400	280
	Honeywell International Inc.	6,380	280
	Southwest Airlines Co.	20,300	265
	Emerson Electric Co.	4,746	250
	Northrop Grumman Corp.	4,000	242
	RR Donnelley & Sons Co.	8,700	148
	Lockheed Martin Corp.	2,004	143
	Waste Management Inc.	3,458	124
*	Owens Corning	4,200	108
	Republic Services Inc. Class A	3,000	91
	Boeing Co.	1,200	80
*	Waste Connections Inc.	1,700	67
	General Electric Co.	3,700	60
	FedEx Corp.	700	60
	Flowserve Corp.	400	44
	Iron Mountain Inc.	1,700	38
	PACCAR Inc.	700	34
	Pitney Bowes Inc.	1,500	32
*	Alliant Techsystems Inc.	300	23
*	Navistar International Corp.	400	17
	Crane Co.	400	15
	Avery Dennison Corp.	400	15
*	WESCO International Inc.	300	12
			6,612
Information Technology (30.8%)
*	Apple Inc.	7,712	2,188
	International Business
	Machines Corp.	12,507	1,678
	Microsoft Corp.	52,285	1,280
*	Google Inc. Class A	2,385	1,254
*	Cisco Systems Inc.	46,750	1,024
	Hewlett-Packard Co.	20,677	870
	Oracle Corp.	31,396	843
	QUALCOMM Inc.	10,903	492
	Intel Corp.	21,920	422
*	NetApp Inc.	7,900	393
*	Intuit Inc.	8,200	359
*	Agilent Technologies Inc.	10,600	354
	Altera Corp.	10,900	329
*	Rovi Corp.	6,300	318

Structured Large-Cap Growth Fund

			Market
			Value
		Shares	($000)
*	VMware Inc. Class A	3,700	314
*	Red Hat Inc.	7,500	307
*	Teradata Corp.	7,400	285
*	Novellus Systems Inc.	10,200	271
*	Cognizant Technology
	Solutions Corp. Class A	3,200	206
*	Advanced Micro Devices Inc.	28,200	201
*	Vishay Intertechnology Inc.	20,300	197
	Mastercard Inc. Class A	700	157
	Texas Instruments Inc.	4,761	129
	Visa Inc. Class A	1,600	119
*	Avago Technologies Ltd.	4,900	110
*	SanDisk Corp.	2,700	99
*	Marvell Technology
	Group Ltd.	4,700	82
*	EMC Corp.	3,400	69
	Xilinx Inc.	2,500	67
*	Micron Technology Inc.	9,100	66
*	BMC Software Inc.	1,610	65
	CA Inc.	2,800	59
*	eBay Inc.	2,400	59
*	Hewitt Associates Inc.
	Class A	800	40
*	Seagate Technology PLC	3,334	39
	Global Payments Inc.	800	34
*	Alliance Data Systems Corp.	500	33
*	ON Semiconductor Corp.	4,200	30
	Jabil Circuit Inc.	1,500	22
*	NeuStar Inc. Class A	800	20
	Harris Corp.	400	18
	Activision Blizzard Inc.	1,600	17
*	Western Digital Corp.	600	17
*	Symantec Corp.	1,000	15
*	Cypress Semiconductor Corp.	1,100	14
			14,965
Materials (4.6%)
	EI du Pont de Nemours & Co.	8,800	393
	Freeport-McMoRan
	Copper & Gold Inc.	3,900	333
	Lubrizol Corp.	3,000	318
	Walter Energy Inc.	3,600	293
	Ashland Inc.	4,700	229
	Praxair Inc.	2,070	187
	PPG Industries Inc.	2,300	167
	Monsanto Co.	2,027	97
	Sherwin-Williams Co.	800	60
	Newmont Mining Corp.	900	56
	Celanese Corp. Class A	1,470	47
*	Pactiv Corp.	1,200	40
*	Owens-Illinois Inc.	600	17
	Ball Corp.	200	12
			2,249

			Market
			Value
		Shares	($000)
Telecommunication Services (0.5%)
*	American Tower Corp.
	Class A	1,800	92
*	tw telecom inc Class A	4,600	86
	Frontier
	Communications Corp.	5,900	48
			226
Utilities (0.2%)
	Integrys Energy Group Inc.	1,400	73
Total Common Stocks
(Cost $39,940)			48,351
Temporary Cash Investments (0.5%)[1]
Money Market Fund (0.4%)
2	Vanguard Market Liquidity
	Fund, 0.261%	169,814	170

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
3,4	Fannie Mae Discount
	Notes, 0.341%, 3/1/11	50	50
Total Temporary Cash Investments
(Cost $220)			220
Total Investments (100.1%)
(Cost $40,160)			48,571
Other Assets and Liabilities (-0.1%)
Other Assets			90
Liabilities			(134)
			(44)
Net Assets (100%)			48,527

Structured Large-Cap Growth Fund

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	53,495
Undistributed Net Investment Income	519
Accumulated Net Realized Losses	(13,901)
Unrealized Appreciation (Depreciation)
Investment Securities	8,411
Futures Contracts	3
Net Assets	48,527

Institutional Shares—Net Assets
Applicable to 429,489 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,119
Net Asset Value Per Share—
Institutional Shares	$23.56

Institutional Plus Shares—Net Assets
Applicable to 818,142 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	38,408
Net Asset Value Per Share—
Institutional Plus Shares	$46.95

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
4 Securities with a value of $50,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Growth Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Dividends	871
Security Lending	2
Total Income	873
Expenses
The Vanguard Group—Note B
Management and Administrative—Institutional Shares	16
Management and Administrative—Institutional Plus Shares	37
Marketing and Distribution—Institutional Shares	2
Marketing and Distribution—Institutional Plus Shares	3
Custodian Fees	8
Auditing Fees	26
Total Expenses	92
Net Investment Income	781
Realized Net Gain (Loss)
Investment Securities Sold	2,726
Futures Contracts	24
Realized Net Gain (Loss)	2,750
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,274
Futures Contracts	5
Change in Unrealized Appreciation (Depreciation)	2,279
Net Increase (Decrease) in Net Assets Resulting from Operations	5,810

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	781	755
Realized Net Gain (Loss)	2,750	(12,827)
Change in Unrealized Appreciation (Depreciation)	2,279	9,941
Net Increase (Decrease) in Net Assets Resulting from Operations	5,810	(2,131)
Distributions
Net Investment Income
Institutional Shares	(140)	(137)
Institutional Plus Shares	(644)	(618)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(784)	(755)
Capital Share Transactions
Institutional Shares	(864)	137
Institutional Plus Shares	(9,352)	618
Net Increase (Decrease) from Capital Share Transactions	(10,216)	755
Total Increase (Decrease)	(5,190)	(2,131)
Net Assets
Beginning of Period	53,717	55,848
End of Period[1]	48,527	53,717
1 Net Assets—End of Period includes undistributed net investment income of $519,000 and $522,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Growth Fund

Financial Highlights

Institutional Shares
				June 22,
				2007[1] to
	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$21.38	$22.63	$29.93	$29.04
Investment Operations
Net Investment Income	.345	.290	.283	.050
Net Realized and Unrealized Gain (Loss) on Investments	2.135	(1.243)	(6.742)	.840
Total from Investment Operations	2.480	(.953)	(6.459)	.890
Distributions
Dividends from Net Investment Income	(.300)	(.297)	(.270)	—
Distributions from Realized Capital Gains	—	—	(.571)	—
Total Distributions	(.300)	(.297)	(.841)	—
Net Asset Value, End of Period	$23.56	$21.38	$22.63	$29.93

Total Return	11.66%	-3.89%	-22.20%	3.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10	$10	$10	$9
Ratio of Total Expenses to Average Net Assets	0.24%	0.25%	0.20%	0.25%[2]
Ratio of Net Investment Income to Average Net Assets	1.49%	1.60%	1.07%	0.84%[2]
Portfolio Turnover Rate	62%	66%	70%	56%
1 Inception.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Growth Fund

Financial Highlights

Institutional Plus Shares
				Oct. 3,
				2006[1] to
	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$42.60	$45.07	$59.60	$50.00
Investment Operations
Net Investment Income	.716	.607	.591	.547
Net Realized and Unrealized Gain (Loss) on Investments	4.261	(2.464)	(13.420)	9.256
Total from Investment Operations	4.977	(1.857)	(12.829)	9.803
Distributions
Dividends from Net Investment Income	(.627)	(.613)	(.564)	(.150)
Distributions from Realized Capital Gains	—	—	(1.137)	(.053)
Total Distributions	(.627)	(.613)	(1.701)	(.203)
Net Asset Value, End of Period	$46.95	$42.60	$45.07	$59.60

Total Return	11.75%	-3.79%	-22.16%	19.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$38	$44	$45	$58
Ratio of Total Expenses to Average Net Assets	0.17%	0.17%	0.12%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	1.56%	1.68%	1.15%	0.94%[2]
Portfolio Turnover Rate	62%	66%	70%	56%
1 Commencement of operations as a registered investment company.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Growth Fund

Notes to Financial Statements

Vanguard Structured Large-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Structured Large-Cap Growth Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2010, the fund had contributed capital of $9,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	48,351	—	—
Temporary Cash Investments	170	50	—
Futures Contracts—Liabilities[1]	(1)	—	—
Total	48,520	50	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2010	3	171	3

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Structured Large-Cap Growth Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2010, the fund had $571,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $13,898,000 to offset future net capital gains of $5,741,000 through September 30, 2017, and $8,157,000 through September 30, 2018.

At September 30, 2010, the cost of investment securities for tax purposes was $40,160,000. Net unrealized appreciation of investment securities for tax purposes was $8,411,000, consisting of unrealized gains of $9,092,000 on securities that had risen in value since their purchase and $681,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2010, the fund purchased $30,745,000 of investment securities and sold $40,867,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	—	—	—	—
Issued in Lieu of Cash Distributions	140	6	137	8
Redeemed	(1,004)	(44)	—	—
Net Increase (Decrease)—Institutional Shares	(864)	(38)	137	8
Institutional Plus Shares
Issued	—	—	—	—
Issued in Lieu of Cash Distributions	644	14	618	18
Redeemed	(9,996)	(223)	—	—
Net Increase (Decrease)—Institutional Plus Shares	(9,352)	(209)	618	18

H. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Structured Large-Cap Value Fund

Fund Profile
As of September 30, 2010

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	173	669	3,920
Median Market Cap $28.9B		$31.7B	$27.3B
Price/Earnings Ratio	13.4x	15.1x	17.1x
Price/Book Ratio	1.6x	1.5x	2.1x
Return on Equity	15.7%	15.1%	19.1%
Earnings Growth Rate	-0.5%	0.5%	6.4%
Dividend Yield	2.4%	2.3%	1.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	66%	—	—
Ticker Symbol	VSLVX	—	—
Expense Ratio[1]	0.17%	—	—
30-Day SEC Yield	1.93%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)

		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	7.7%	7.5%	11.7%
Consumer Staples	10.3	10.4	10.1
Energy	10.8	11.3	9.7
Financials	27.4	27.3	16.6
Health Care	13.8	13.4	11.2
Industrials	9.0	8.9	11.1
Information
Technology	4.7	5.5	19.0
Materials	3.5	2.9	4.2
Telecommunication
Services	4.9	5.4	2.9
Utilities	7.9	7.4	3.5

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	Index
R-Squared	1.00	0.97
Beta	0.97	0.98

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

AT&T Inc.	Integrated
	Telecommunication
	Services	3.4%
Procter & Gamble Co.	Household
	Products	3.2
Chevron Corp.	Integrated Oil &
	Gas	3.2
JPMorgan Chase & Co.	Diversified Financial
	Services	3.1
Berkshire Hathaway Inc.	Property & Casualty
Class B	Insurance	2.9
Wells Fargo & Co.	Diversified Banks	2.0
Johnson & Johnson	Pharmaceuticals	1.9
General Electric Co.	Industrial
	Conglomerates	1.9
Bank of America Corp.	Diversified Financial
	Services	1.9
Pfizer Inc.	Pharmaceuticals	1.8
Top Ten		25.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 27, 2010. For the fiscal year ended September 30, 2010, the expense ratio was 0.17%.

Structured Large-Cap Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 15, 2005, Through September 30, 2010
Initial Investment of $200,000,000

		Average Annual Total Returns
			Periods Ended
			Since	Final Value
		One	Inception	of a $200,000,000
		Year	(12/15/2005)	Investment
	Structured Large-Cap Value Fund	5.90%	-2.60%	$176,303,295
••••••••	Dow Jones U.S. Total Stock Market
	Index	11.51	0.61	205,945,159
– – – –	Russell 1000 Value Index	8.90	-1.02	190,378,834
	Large-Cap Value Funds Average	7.01	-1.34	187,522,069

Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.

"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

The fund commenced operations as a registered investment company on January 18, 2007. The fund's performance includes the performance of a predecessor trust, Vanguard Fiduciary Trust Company Structured Large-Cap Value Trust, from December 15, 2005, to January 18, 2007.

See Financial Highlights for dividend and capital gains information.

Structured Large-Cap Value Fund

Fiscal-Year Total Returns (%): December 15, 2005, Through September 30, 2010

Structured Large-Cap Value Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (7.7%)
	Time Warner Inc.	16,840	516
	Comcast Corp. Class A	25,876	468
	Time Warner Cable Inc.	8,200	443
	Walt Disney Co.	9,490	314
*	DIRECTV Class A	7,100	296
	Limited Brands Inc.	10,700	287
	Whirlpool Corp.	3,400	275
	Gap Inc.	14,200	265
*	Ford Motor Co.	21,600	264
	Gannett Co. Inc.	20,800	254
	Wyndham Worldwide Corp.	7,000	192
	Comcast Corp.
	Special Class A Shares	11,200	191
	DR Horton Inc.	14,900	166
*	TRW Automotive
	Holdings Corp.	1,253	52
	Autoliv Inc.	600	39
	DISH Network Corp. Class A	900	17
	Mattel Inc.	600	14
			4,053
Consumer Staples (10.3%)
	Procter & Gamble Co.	28,415	1,704
	Wal-Mart Stores Inc.	12,300	658
	Altria Group Inc.	19,900	478
	Mead Johnson Nutrition Co.	5,696	324
	Dr Pepper Snapple Group Inc.	8,700	309
	Coca-Cola Enterprises Inc.	9,800	304
	General Mills Inc.	7,900	289
	Tyson Foods Inc. Class A	17,900	287
	Hershey Co.	5,900	281
	JM Smucker Co.	4,100	248
	Kraft Foods Inc.	5,476	169
	PepsiCo Inc.	2,000	133
	Hormel Foods Corp.	2,500	111
	CVS Caremark Corp.	1,900	60
	Kroger Co.	1,500	32
	Kimberly-Clark Corp.	300	20
	McCormick & Co. Inc.	300	13
*	BJ’s Wholesale Club Inc.	200	8

			Market
			Value
		Shares	($000)
			5,428
Energy (10.8%)
	Chevron Corp.	20,790	1,685
	ConocoPhillips	13,274	762
	Occidental Petroleum Corp.	9,200	720
	Apache Corp.	5,900	577
	Devon Energy Corp.	7,900	511
*	Newfield Exploration Co.	5,700	327
	Anadarko Petroleum Corp.	5,450	311
	Sunoco Inc.	7,200	263
*	Whiting Petroleum Corp.	2,100	201
	QEP Resources Inc.	5,900	178
	Chesapeake Energy Corp.	2,900	66
	El Paso Corp.	2,800	35
*	Oceaneering International Inc.	600	32
*	Oil States International Inc.	500	23
	Exxon Mobil Corp.	283	18
			5,709
Financials (27.3%)
	JPMorgan Chase & Co.	42,380	1,613
*	Berkshire Hathaway Inc.
	Class B	18,700	1,546
	Wells Fargo & Co.	42,465	1,067
	Bank of America Corp.	77,035	1,010
*	Citigroup Inc.	212,488	829
	US Bancorp	28,869	624
	Travelers Cos. Inc.	9,400	490
	PNC Financial Services
	Group Inc.	9,200	478
	Chubb Corp.	7,900	450
	Goldman Sachs Group Inc.	2,925	423
	Capital One Financial Corp.	9,900	392
	Ameriprise Financial Inc.	7,800	369
	Discover Financial Services	21,400	357
	Assurant Inc.	8,000	326
	Torchmark Corp.	5,800	308
	Unum Group	13,500	299
	M&T Bank Corp.	3,600	294
	Vornado Realty Trust	3,421	293
*	CNA Financial Corp.	10,200	285
	Raymond James
	Financial Inc.	10,400	263

Structured Large-Cap Value Fund

			Market
			Value
		Shares	($000)
	Simon Property Group Inc.	2,705	251
*	CIT Group Inc.	6,000	245
	SL Green Realty Corp.	3,600	228
	American Financial Group Inc.	7,400	226
	Ventas Inc.	4,000	206
	Prudential Financial Inc.	3,300	179
	Jefferies Group Inc.	6,900	157
	Macerich Co.	3,541	152
	Bank of Hawaii Corp.	3,330	150
	New York Community
	Bancorp Inc.	9,000	146
	Annaly Capital
	Management Inc.	7,100	125
	NYSE Euronext	3,700	106
	Rayonier Inc.	2,000	100
	Hospitality Properties Trust	3,600	80
	BOK Financial Corp.	1,700	77
	CME Group Inc.	200	52
	Equity Residential	880	42
	Progressive Corp.	1,800	38
*	St. Joe Co.	1,500	37
	First Citizens BancShares Inc.
	Class A	200	37
	Erie Indemnity Co. Class A	500	28
	Unitrin Inc.	900	22
	Plum Creek Timber Co. Inc.	600	21
*	AmeriCredit Corp.	600	15
	Bank of New York Mellon Corp.	400	10
	Morgan Stanley	290	7
			14,453
Health Care (13.8%)
	Johnson & Johnson	16,590	1,028
	Pfizer Inc.	56,531	971
	Merck & Co. Inc.	20,433	752
	Bristol-Myers Squibb Co.	25,529	692
*	WellPoint Inc.	7,490	424
	UnitedHealth Group Inc.	11,700	411
*	Thermo Fisher Scientific Inc.	8,000	383
	McKesson Corp.	5,300	327
*	Cephalon Inc.	5,000	312
*	Humana Inc.	6,000	301
*	Watson Pharmaceuticals Inc.	6,900	292
	Eli Lilly & Co.	7,930	290
*	Mylan Inc.	14,600	275
	AmerisourceBergen Corp.
	Class A	8,500	260
*	Amgen Inc.	3,700	204
*	Forest Laboratories Inc.	5,500	170
*	LifePoint Hospitals Inc.	2,300	81
	CIGNA Corp.	2,100	75
*	Endo Pharmaceuticals
	Holdings Inc.	1,500	50
			7,298
Industrials (8.9%)
	General Electric Co.	62,350	1,013
	Northrop Grumman Corp.	7,150	433

			Market
			Value
		Shares	($000)
	CSX Corp.	7,700	426
	FedEx Corp.	4,300	368
	Eaton Corp.	4,400	363
	United Technologies Corp.	4,600	328
	Joy Global Inc.	4,175	294
	Deere & Co.	4,100	286
	Parker Hannifin Corp.	4,000	280
	RR Donnelley & Sons Co.	10,200	173
*	Oshkosh Corp.	5,600	154
*	Owens Corning	5,800	149
	Timken Co.	3,200	123
	Pitney Bowes Inc.	4,500	96
	Avery Dennison Corp.	1,800	67
	Cummins Inc.	600	54
	Boeing Co.	700	46
	Union Pacific Corp.	400	33
	Regal-Beloit Corp.	300	18
*	UAL Corp.	700	16
	General Dynamics Corp.	180	11
			4,731
Information Technology (4.6%)
	Microsoft Corp.	33,100	811
*	Lexmark International Inc.
	Class A	7,450	332
*	Motorola Inc.	37,500	320
	Intel Corp.	15,700	302
	Computer Sciences Corp.	6,200	285
*	Micron Technology Inc.	30,900	223
*	Tech Data Corp.	1,800	73
	AVX Corp.	4,300	59
*	Advanced Micro Devices Inc.	6,400	45
			2,450
Materials (3.5%)
	EI du Pont de Nemours
	& Co.	11,900	531
	Ashland Inc.	5,700	278
	International Paper Co.	12,600	274
	Eastman Chemical Co.	3,300	244
	Sonoco Products Co.	5,300	177
	PPG Industries Inc.	1,800	131
	Domtar Corp.	1,700	110
	Valspar Corp.	2,600	83
	Dow Chemical Co.	310	9
			1,837
Telecommunication Services (4.9%)
	AT&T Inc.	63,313	1,811
	Verizon Communications Inc.	18,140	591
	Qwest Communications
	International Inc.	13,800	86
*	MetroPCS
	Communications Inc.	4,800	50
	Frontier
	Communications Corp.	4,354	36
			2,574

Structured Large-Cap Value Fund

		Market
		Value
	Shares	($000)
Utilities (7.9%)
Exelon Corp.	12,000	511
Dominion Resources Inc.	11,300	494
Public Service Enterprise
Group Inc.	12,700	420
NiSource Inc.	18,800	327
DTE Energy Co.	7,100	326
Integrys Energy Group Inc.	6,100	318
Pinnacle West Capital Corp.	7,500	310
Oneok Inc.	6,000	270
Atmos Energy Corp.	9,200	269
CenterPoint Energy Inc.	17,000	267
Entergy Corp.	3,400	260
Ameren Corp.	5,800	165
CMS Energy Corp.	7,400	133
NSTAR	2,900	114
		4,184
Total Common Stocks
(Cost $49,658)		52,717
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.1%)
2 Vanguard Market Liquidity
Fund, 0.261%	59,785	60

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.2%)
3,4 Fannie Mae Discount
Notes, 0.341%, 3/1/11	100	100
Total Temporary Cash Investments
(Cost $160)		160
Total Investments (100.0%)
(Cost $49,818)		52,877

Market
Value
($000)
Other Assets and Liabilities (0.0%)
Other Assets	107
Liabilities	(110)
(3)
Net Assets (100%)
Applicable to 1,402,807 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	52,874
Net Asset Value Per Share	$37.69

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	71,583
Undistributed Net Investment Income	851
Accumulated Net Realized Losses	(22,622)
Unrealized Appreciation (Depreciation)
Investment Securities	3,059
Futures Contracts	3
Net Assets	52,874

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Value Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Dividends	1,272
Interest[1]	1
Security Lending	3
Total Income	1,276
Expenses
The Vanguard Group—Note B
Management and Administrative	45
Marketing and Distribution	10
Custodian Fees	8
Auditing Fees	26
Total Expenses	89
Net Investment Income	1,187
Realized Net Gain (Loss)
Investment Securities Sold	(270)
Futures Contracts	9
Realized Net Gain (Loss)	(261)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,013
Futures Contracts	4
Change in Unrealized Appreciation (Depreciation)	2,017
Net Increase (Decrease) in Net Assets Resulting from Operations	2,943
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Value Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,187	1,253
Realized Net Gain (Loss)	(261)	(17,720)
Change in Unrealized Appreciation (Depreciation)	2,017	8,525
Net Increase (Decrease) in Net Assets Resulting from Operations	2,943	(7,942)
Distributions
Net Investment Income	(1,191)	(1,827)
Realized Capital Gain	—	—
Total Distributions	(1,191)	(1,827)
Capital Share Transactions
Issued	—	—
Issued in Lieu of Cash Distributions	1,191	1,827
Redeemed	—	—
Net Increase (Decrease) from Capital Share Transactions	1,191	1,827
Total Increase (Decrease)	2,943	(7,942)
Net Assets
Beginning of Period	49,931	57,873
End of Period[1]	52,874	49,931
1 Net Assets—End of Period includes undistributed net investment income of $851,000 and $855,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Value Fund

Financial Highlights

Institutional Plus Shares
				Jan. 18,
				2007[1] to
	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$36.43	$44.00	$63.87	$60.09
Investment Operations
Net Investment Income	.852	.926	1.426	1.030
Net Realized and Unrealized Gain (Loss) on Investments	1.278	(7.108)	(15.946)	2.750
Total from Investment Operations	2.130	(6.182)	(14.520)	3.780
Distributions
Dividends from Net Investment Income	(.870)	(1.388)	(1.370)	—
Distributions from Realized Capital Gains	—	—	(3.980)	—
Total Distributions	(.870)	(1.388)	(5.350)	—
Net Asset Value, End of Period	$37.69	$36.43	$44.00	$63.87

Total Return	5.90%	-13.73%	-24.47%	6.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$53	$50	$58	$79
Ratio of Total Expenses to Average Net Assets	0.17%	0.17%	0.12%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	2.28%	2.90%	2.63%	2.29%[2]
Portfolio Turnover Rate	66%	68%	104%	48%
1 Commencement of operations as a registered investment company.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Value Fund

Notes to Financial Statements

Vanguard Structured Large-Cap Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. The fund has not issued any Institutional Shares through September 30, 2010.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

Structured Large-Cap Value Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2010, the fund had contributed capital of $9,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.00% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	52,717	—	—
Temporary Cash Investments	60	100	—
Futures Contracts—Liabilities[1]	(1)	—	—
Total	52,776	100	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2010	3	171	3

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Structured Large-Cap Value Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2010, the fund had $905,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $21,741,000 to offset future net capital gains of $5,409,000 through September 30, 2017, and $16,332,000 through September 30, 2018. In addition, the fund realized losses of $878,000 during the period from November 1, 2009, through September 30, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011.

At September 30, 2010, the cost of investment securities for tax purposes was $49,818,000. Net unrealized appreciation of investment securities for tax purposes was $3,059,000, consisting of unrealized gains of $5,721,000 on securities that had risen in value since their purchase and $2,662,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2010, the fund purchased $34,945,000 of investment securities and sold $33,801,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:
	Year Ended September 30,
	2010	2009
	Shares	Shares
	(000)	(000)
Issued	—	—
Issued in Lieu of Cash Distributions	32	55
Redeemed	—	—
Net Increase (Decrease) in Shares Outstanding	32	55

H. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Structured Broad Market Fund

Fund Profile
As of September 30, 2010

Share-Class Characteristics
	Institutional		Institutional
	Shares		Plus Shares
Ticker Symbol	VSBMX		VSBPX
Expense Ratio[1]	0.25%		0.17%
30-Day SEC Yield	1.38%		1.45%

Portfolio Characteristics
			DJ
		Russell	U.S. Total
		3000	Market
	Fund	Index	Index
Number of Stocks	293	2,955	3,920
Median Market Cap $22.6B		$28.2B	$27.3B
Price/Earnings Ratio	13.6x	16.9x	17.1x
Price/Book Ratio	2.2x	2.1x	2.1x
Return on Equity	20.0%	19.0%	19.1%
Earnings Growth Rate	8.0%	6.2%	6.4%
Dividend Yield	1.9%	1.9%	1.8%
Foreign Holdings	0.1%	0.0%	0.0%
Turnover Rate	52%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)

			DJ
		Russell	U.S. Total
		3000	Market
	Fund	Index	Index
Consumer
Discretionary	11.7%	11.3%	11.7%
Consumer Staples	9.3	9.7	10.1
Energy	10.3	10.2	9.7
Financials	16.4	16.3	16.6
Health Care	12.4	11.9	11.2
Industrials	11.0	11.4	11.1
Information
Technology	18.3	18.5	19.0
Materials	4.3	4.0	4.2
Telecommunication
Services	2.5	3.0	2.9
Utilities	3.8	3.7	3.5

Volatility Measures
		DJ
		U.S. Total
	Russell 3000	Market
	Index	Index
R-Squared	1.00	0.97
Beta	0.97	0.98

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Exxon Mobil Corp.	Integrated Oil &
	Gas	2.8%
Apple Inc.	Computer
	Hardware	2.5
Microsoft Corp.	Systems Software	1.9
International Business	IT Consulting &
Machines Corp.	Other Services	1.9
AT&T Inc.	Integrated
	Telecommunication
	Services	1.8
Chevron Corp.	Integrated Oil &
	Gas	1.8
Johnson & Johnson	Pharmaceuticals	1.5
Wal-Mart Stores Inc.	Hypermarkets &
	Super Centers	1.4
ConocoPhillips	Integrated Oil &
	Gas	1.2
Hewlett-Packard Co.	Computer
	Hardware	1.1
Top Ten		17.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2010. For the fiscal year ended September 30, 2010, the expense ratios were 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares.

Structured Broad Market Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2006, Through September 30, 2010
Initial Investment of $5,000,000

		Average Annual Total Returns
		Periods Ended September 30, 2010
			Since	Final Value
		One	Inception	of a $5,000,000
		Year	(11/30/2006)	Investment
	Structured Broad Market Fund
	Institutional Shares	10.88%	-4.49%	$4,193,498
••••••••	Dow Jones U.S. Total Stock Market
	Index	11.51	-2.35	4,564,697
– – – –	Russell 3000 Index	10.96	-2.79	4,485,242
	Multi-Cap Core Funds Average	9.82	-2.91	4,465,380

Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $200,000,000
	Year	Years	(5/3/2004)	Investment
Structured Broad Market Fund
Institutional Plus Shares	10.96%	-0.29%	2.24%	$230,469,975
Dow Jones U.S. Total Stock Market
Index	11.51	1.37	3.36	247,232,354
Russell 3000 Index	10.96	0.92	2.96	241,158,331

"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

The fund commenced operations as a registered investment company on October 3, 2006. The fund's performance includes the performance of a predecessor trust, Vanguard Fiduciary Trust Company Structured Broad Market Trust, from May 3, 2004, to October 3, 2006.

See Financial Highlights for dividend and capital gains information.

Structured Broad Market Fund

Fiscal-Year Total Returns (%): November 30, 2006, Through September 30, 2010

Structured Broad Market Fund

Financial Statements

Statement of Net Assets
As of September 30, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (11.7%)
*	Ford Motor Co.	211,862	2,593
	McDonald’s Corp.	30,431	2,267
*	Liberty Media Corp.–
	Interactive	147,200	2,018
	Comcast Corp. Class A	105,991	1,916
	Wyndham Worldwide Corp.	69,000	1,895
	Starbucks Corp.	72,200	1,847
	TJX Cos. Inc.	39,900	1,781
*	DIRECTV Class A	38,900	1,619
	McGraw-Hill Cos. Inc.	46,900	1,551
	Gap Inc.	77,900	1,452
	Limited Brands Inc.	52,200	1,398
	Time Warner Cable Inc.	24,762	1,337
*	Talbots Inc.	99,200	1,300
	Time Warner Inc.	37,400	1,146
	Ross Stores Inc.	17,900	978
*	Big Lots Inc.	29,000	964
*	Aeropostale Inc.	36,525	849
*	Tempur-Pedic
	International Inc.	21,400	663
	DISH Network Corp. Class A	32,750	627
	DR Horton Inc.	55,300	615
	Gannett Co. Inc.	49,700	608
	Whirlpool Corp.	6,700	542
	Autoliv Inc.	8,100	529
*	TRW Automotive
	Holdings Corp.	12,663	526
	Darden Restaurants Inc.	11,300	483
	Advance Auto Parts Inc.	7,900	464
	Cablevision Systems Corp.
	Class A	17,500	458
	Leggett & Platt Inc.	19,500	444
*	Dollar Tree Inc.	8,850	432
*	Warnaco Group Inc.	7,700	394
*	Valassis Communications Inc.	11,300	383
	Comcast Corp.
	Special Class A Shares	22,000	374
*	CEC Entertainment Inc.	10,504	361

			Market
			Value
		Shares	($000)
	Viacom Inc. Class B	8,395	304
	Polaris Industries Inc.	4,500	293
*	Lincoln Educational
	Services Corp.	11,609	167
*	AutoZone Inc.	700	160
*	HSN Inc.	3,400	102
	H&R Block Inc.	6,300	82
*	Liberty Media Corp.–Starz	1,200	78
	Brinker International Inc.	3,900	74
*	Career Education Corp.	2,500	54
			36,128
Consumer Staples (9.2%)
	Wal-Mart Stores Inc.	79,065	4,232
	Procter & Gamble Co.	49,451	2,966
	Coca-Cola Enterprises Inc.	62,500	1,937
	Costco Wholesale Corp.	27,200	1,754
	General Mills Inc.	47,800	1,747
	Estee Lauder Cos. Inc.
	Class A	26,100	1,650
	Hershey Co.	31,400	1,494
	Dr Pepper Snapple
	Group Inc.	41,400	1,471
	Kroger Co.	64,900	1,406
	Sara Lee Corp.	99,800	1,340
	Del Monte Foods Co.	99,700	1,307
	Coca-Cola Co.	22,290	1,304
	ConAgra Foods Inc.	53,000	1,163
	PepsiCo Inc.	15,500	1,030
	Philip Morris International Inc.	14,950	837
	Colgate-Palmolive Co.	7,630	586
	Campbell Soup Co.	12,500	447
	Casey’s General Stores Inc.	9,358	391
	Clorox Co.	5,700	381
	Tyson Foods Inc. Class A	18,400	295
	Sanderson Farms Inc.	6,100	264
	Altria Group Inc.	9,800	235
	Nu Skin Enterprises Inc.
	Class A	5,800	167
*	Boston Beer Co. Inc. Class A	1,400	94
			28,498

Structured Broad Market Fund

			Market
			Value
		Shares	($000)
Energy (10.3%)
	Exxon Mobil Corp.	137,320	8,485
	Chevron Corp.	68,665	5,565
	ConocoPhillips	62,900	3,612
	Anadarko Petroleum Corp.	42,540	2,427
	Apache Corp.	23,140	2,262
	Occidental Petroleum Corp.	25,840	2,023
*	Newfield Exploration Co.	32,900	1,890
	National Oilwell Varco Inc.	41,700	1,854
	Peabody Energy Corp.	21,700	1,064
*	Rowan Cos. Inc.	32,200	978
*	James River Coal Co.	15,500	272
	Ship Finance
	International Ltd.	13,100	255
	El Paso Corp.	19,700	244
	Schlumberger Ltd.	3,800	234
	Pioneer Natural Resources Co.	3,100	202
*	Oil States International Inc.	4,200	195
*	FMC Technologies Inc.	2,100	143
	Southern Union Co.	3,700	89
			31,794
Financials (16.4%)
	Goldman Sachs Group Inc.	21,911	3,168
	JPMorgan Chase & Co.	66,936	2,548
	American Express Co.	60,020	2,523
	Wells Fargo & Co.	95,070	2,389
	PNC Financial Services
	Group Inc.	39,400	2,045
	Travelers Cos. Inc.	37,500	1,954
	Capital One Financial Corp.	49,100	1,942
	Franklin Resources Inc.	17,700	1,892
	Aflac Inc.	34,640	1,791
	Ameriprise Financial Inc.	37,400	1,770
	Bank of America Corp.	134,445	1,763
*	Berkshire Hathaway Inc.
	Class B	21,100	1,745
	US Bancorp	79,650	1,722
	Assurant Inc.	42,100	1,713
	Chubb Corp.	25,070	1,429
	New York Community
	Bancorp Inc.	69,030	1,122
	Progressive Corp.	51,200	1,069
*	World Acceptance Corp.	21,956	970
	Vornado Realty Trust	11,100	949
*	CNA Financial Corp.	31,700	887
	Hudson City Bancorp Inc.	70,800	868
	M&T Bank Corp.	10,500	859
	BOK Financial Corp.	18,800	848
	NYSE Euronext	29,000	829
	Macerich Co.	18,387	790
	General Growth
	Properties Inc.	50,400	786
	Moody’s Corp.	30,100	752
*	SLM Corp.	64,500	745
	Nelnet Inc. Class A	29,600	677
	Taubman Centers Inc.	14,800	660

			Market
			Value
		Shares	($000)
	American Financial Group Inc.	21,300	651
	Apartment Investment &
	Management Co.	29,600	633
	Sun Communities Inc.	17,800	546
	Torchmark Corp.	8,600	457
	Prudential Financial Inc.	8,100	439
	Bank of Hawaii Corp.	9,600	431
	Hospitality Properties Trust	18,500	413
*	Citigroup Inc.	100,000	390
	Highwoods Properties Inc.	11,929	387
	Cash America
	International Inc.	9,700	339
	SL Green Realty Corp.	4,900	310
	CBL & Associates
	Properties Inc.	22,900	299
	Brandywine Realty Trust	18,200	223
	Lexington Realty Trust	29,400	211
	Endurance Specialty
	Holdings Ltd.	5,000	199
	Pennsylvania Real Estate
	Investment Trust	16,495	196
	Federated Investors Inc.
	Class B	7,800	178
*	Credit Acceptance Corp.	2,700	164
	Aspen Insurance
	Holdings Ltd.	4,400	133
	U-Store-It Trust	15,500	129
*	St. Joe Co.	5,100	127
	Winthrop Realty Trust	8,700	108
	First Citizens BancShares Inc.	400	74
*	TD Ameritrade Holding Corp.	3,316	54
*	Arch Capital Group Ltd.	600	50
	Montpelier Re Holdings Ltd.	2,900	50
	Simon Property Group Inc.	509	47
	City Holding Co.	1,300	40
	Flagstone Reinsurance
	Holdings SA	3,600	38
*	AmeriCredit Corp.	1,500	37
	International
	Bancshares Corp.	1,700	29
			50,587
Health Care (12.4%)
	Johnson & Johnson	74,907	4,641
	Eli Lilly & Co.	64,920	2,372
*	Amgen Inc.	40,015	2,205
	UnitedHealth Group Inc.	59,475	2,088
*	WellPoint Inc.	36,750	2,082
*	Medco Health Solutions Inc.	36,585	1,905
	McKesson Corp.	29,000	1,792
*	Biogen Idec Inc.	31,900	1,790
*	Humana Inc.	35,000	1,758
	Pfizer Inc.	96,864	1,663
	AmerisourceBergen Corp.
	Class A	53,200	1,631
*	Cephalon Inc.	26,100	1,630
*	Forest Laboratories Inc.	52,300	1,618

Structured Broad Market Fund

			Market
			Value
		Shares	($000)
	Bristol-Myers Squibb Co.	50,452	1,368
	Merck & Co. Inc.	32,583	1,199
*	Mylan Inc.	62,411	1,174
	Warner Chilcott PLC Class A	50,800	1,140
*	Waters Corp.	14,800	1,048
	CIGNA Corp.	28,100	1,006
*	DaVita Inc.	10,300	711
	Cooper Cos. Inc.	12,700	587
	Quest Diagnostics Inc.	9,000	454
	Lincare Holdings Inc.	17,750	445
	Abbott Laboratories	6,500	340
*	Emergency Medical Services
	Corp. Class A	5,376	286
*	Mettler-Toledo
	International Inc.	2,100	261
	Cardinal Health Inc.	7,000	231
*	Health Management
	Associates Inc. Class A	20,000	153
*	Bruker Corp.	9,500	133
*	Catalyst Health Solutions Inc.	2,400	85
*	Endo Pharmaceuticals
	Holdings Inc.	2,500	83
	Perrigo Co.	1,200	77
*	LifePoint Hospitals Inc.	1,800	63
*	Affymetrix Inc.	11,800	54
*	Par Pharmaceutical Cos. Inc.	1,800	52
*	Community Health
	Systems Inc.	1,200	37
			38,162
Industrials (11.0%)
	United Technologies Corp.	42,140	3,002
	3M Co.	33,730	2,925
	United Parcel Service Inc.
	Class B	40,800	2,721
	General Electric Co.	159,380	2,590
	Cummins Inc.	24,000	2,174
	Northrop Grumman Corp.	32,630	1,978
	Joy Global Inc.	27,800	1,955
	Eaton Corp.	22,800	1,881
	Parker Hannifin Corp.	25,900	1,814
	CSX Corp.	29,637	1,639
	Lockheed Martin Corp.	21,150	1,508
	Waste Management Inc.	31,300	1,119
*	Avis Budget Group Inc.	81,100	945
*	Delta Air Lines Inc.	78,600	915
*	Oshkosh Corp.	26,600	731
	Honeywell International Inc.	14,524	638
	FedEx Corp.	7,400	633
*	General Cable Corp.	22,700	616
	Raytheon Co.	13,300	608
	ITT Corp.	10,900	510
*	EMCOR Group Inc.	19,600	482
	RR Donnelley & Sons Co.	27,100	460
	Rockwell Automation Inc.	6,500	401
	Southwest Airlines Co.	25,600	335
	Pitney Bowes Inc.	14,300	306

			Market
			Value
		Shares	($000)
	Regal-Beloit Corp.	5,200	305
	Avery Dennison Corp.	6,500	241
*	Owens Corning	7,000	179
*	EnerSys	3,500	87
	Caterpillar Inc.	800	63
*	Dollar Thrifty Automotive
	Group Inc.	660	33
			33,794
Information Technology (18.2%)
*	Apple Inc.	27,220	7,724
	Microsoft Corp.	239,697	5,870
	International Business
	Machines Corp.	43,042	5,774
	Hewlett-Packard Co.	79,599	3,349
*	Google Inc. Class A	6,090	3,202
*	Red Hat Inc.	49,400	2,025
*	NetApp Inc.	39,600	1,972
*	Agilent Technologies Inc.	57,900	1,932
*	Motorola Inc.	224,700	1,917
*	VMware Inc. Class A	22,500	1,911
*	Rovi Corp.	31,600	1,593
	Activision Blizzard Inc.	141,100	1,527
*	Marvell Technology
	Group Ltd.	86,300	1,511
*	Cisco Systems Inc.	66,050	1,446
	Texas Instruments Inc.	52,870	1,435
	Altera Corp.	44,800	1,351
	Intel Corp.	64,790	1,246
*	Micron Technology Inc.	172,200	1,241
*	Seagate Technology PLC	93,803	1,105
*	Teradata Corp.	25,700	991
*	Intuit Inc.	20,500	898
	Computer Sciences Corp.	19,500	897
	Oracle Corp.	25,948	697
	Xilinx Inc.	21,600	575
*	Lexmark International Inc.
	Class A	12,800	571
*	Advanced Micro Devices Inc.	66,500	473
*	SanDisk Corp.	11,600	425
	Opnet Technologies Inc.	21,000	381
*	TIBCO Software Inc.	16,400	291
*	Plexus Corp.	9,900	290
*	Acxiom Corp.	14,800	235
*	Fairchild Semiconductor
	International Inc. Class A	16,900	159
*	Radisys Corp.	16,700	157
*	Power-One Inc.	17,100	155
*	Hewitt Associates Inc.
	Class A	2,500	126
*	Veeco Instruments Inc.	2,800	98
*	RF Micro Devices Inc.	15,900	97
*	Teradyne Inc.	8,500	95
*	Symantec Corp.	6,000	91
	Jabil Circuit Inc.	4,600	66
*	Lattice Semiconductor Corp.	13,400	64
*	Vishay Intertechnology Inc.	6,500	63

Structured Broad Market Fund

			Market
			Value
		Shares	($000)
*	Quest Software Inc.	2,100	52
*	Manhattan Associates Inc.	1,500	44
	MAXIMUS Inc.	700	43
			56,165
Materials (4.3%)
	Freeport-McMoRan
	Copper & Gold Inc.	32,300	2,758
	EI du Pont
	de Nemours & Co.	59,880	2,672
	Ashland Inc.	33,700	1,643
	International Paper Co.	64,400	1,401
	Ball Corp.	21,700	1,277
	Eastman Chemical Co.	12,100	895
	Celanese Corp. Class A	26,200	841
	Lubrizol Corp.	6,800	721
*	Clearwater Paper Corp.	5,200	396
	Innophos Holdings Inc.	8,500	281
	Rock-Tenn Co. Class A	4,200	209
*	Solutia Inc.	4,600	74
	Domtar Corp.	900	58
	Walter Energy Inc.	600	49
			13,275
Telecommunication Services (2.5%)
	AT&T Inc.	197,829	5,658
*	American Tower Corp.
	Class A	12,400	635
	Verizon Communications Inc.	18,157	592
*	tw telecom inc Class A	23,200	431
	Qwest Communications
	International Inc.	34,600	217
	Frontier
	Communications Corp.	10,450	85
			7,618
Utilities (3.8%)
	Dominion Resources Inc.	48,600	2,122
	Exelon Corp.	49,340	2,101
	Public Service Enterprise
	Group Inc.	56,800	1,879
	DTE Energy Co.	34,700	1,594
	Entergy Corp.	13,900	1,064
	CMS Energy Corp.	33,400	602
	FirstEnergy Corp.	12,000	463
	NiSource Inc.	25,700	447
	IDACORP Inc.	10,000	359
	Oneok Inc.	7,400	333
	Integrys Energy Group Inc.	5,900	307
	CenterPoint Energy Inc.	6,700	105
	Nicor Inc.	1,300	60
	Southwest Gas Corp.	1,700	57

			Market
			Value
		Shares	($000)
	Hawaiian Electric
	Industries Inc.	2,500	56
	Piedmont Natural
	Gas Co. Inc.	1,900	55
			11,604
Total Common Stocks
(Cost $271,701)			307,625
Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.1%)
2	Vanguard Market
	Liquidity Fund, 0.261%	592,024	592

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
3,4	Fannie Mae Discount
	Notes, 0.300%, 3/21/11	100	100
3,4	Freddie Mac Discount
	Notes, 0.321%, 10/25/10	100	100
			200
Total Temporary Cash Investments
(Cost $792)			792
Total Investments (100.0%)
(Cost $272,493)			308,417
Other Assets and Liabilities (0.0%)
Other Assets			249
Liabilities			(378)
			(129)
Net Assets (100%)			308,288

Structured Broad Market Fund

At September 30, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	360,518
Undistributed Net Investment Income	4,209
Accumulated Net Realized Losses	(92,373)
Unrealized Appreciation (Depreciation)
Investment Securities	35,924
Futures Contracts	10
Net Assets	308,288

Institutional Shares—Net Assets
Applicable to 229,922 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,759
Net Asset Value Per Share—
Institutional Shares	$20.70

Institutional Plus Shares—Net Assets
Applicable to 7,339,048 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	303,529
Net Asset Value Per Share—
Institutional Plus Shares	$41.36

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
4 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Operations

Year Ended
September 30, 2010
($000)
Investment Income
Income
Dividends	6,112
Interest[1]	3
Security Lending	153
Total Income	6,268
Expenses
The Vanguard Group—Note B
Investment Advisory Services	251
Management and Administrative—Institutional Shares	6
Management and Administrative—Institutional Plus Shares	141
Marketing and Distribution—Institutional Shares	—
Marketing and Distribution—Institutional Plus Shares	62
Custodian Fees	11
Auditing Fees	26
Total Expenses	497
Net Investment Income	5,771
Realized Net Gain (Loss)
Investment Securities Sold	9,175
Futures Contracts	27
Realized Net Gain (Loss)	9,202
Change in Unrealized Appreciation (Depreciation)
Investment Securities	15,765
Futures Contracts	5
Change in Unrealized Appreciation (Depreciation)	15,770
Net Increase (Decrease) in Net Assets Resulting from Operations	30,743
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,771	4,976
Realized Net Gain (Loss)	9,202	(74,111)
Change in Unrealized Appreciation (Depreciation)	15,770	54,465
Net Increase (Decrease) in Net Assets Resulting from Operations	30,743	(14,670)
Distributions
Net Investment Income
Institutional Shares	(67)	(76)
Institutional Plus Shares	(5,073)	(5,098)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(5,140)	(5,174)
Capital Share Transactions
Institutional Shares	630	76
Institutional Plus Shares	3,749	45,610
Net Increase (Decrease) from Capital Share Transactions	4,379	45,686
Total Increase (Decrease)	29,982	25,842
Net Assets
Beginning of Period	278,306	252,464
End of Period[1]	308,288	278,306
1 Net Assets—End of Period includes undistributed net investment income of $4,209,000 and $3,578,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Shares
				Nov. 30,
				2006[1] to
	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$18.99	$21.53	$28.67	$26.59
Investment Operations
Net Investment Income	.376	.352[2]	.402	.361[2]
Net Realized and Unrealized Gain (Loss) on Investments	1.672	(2.500)	(6.833)	1.930
Total from Investment Operations	2.048	(2.148)	(6.431)	2.291
Distributions
Dividends from Net Investment Income	(.338)	(.392)	(.280)	(.116)
Distributions from Realized Capital Gains	—	—	(.429)	(.095)
Total Distributions	(.338)	(.392)	(.709)	(.211)
Net Asset Value, End of Period	$20.70	$18.99	$21.53	$28.67

Total Return	10.88%	-9.67%	-22.95%	8.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5	$4	$4	$14
Ratio of Total Expenses to Average Net Assets	0.24%	0.25%	0.20%	0.25%[3]
Ratio of Net Investment Income to Average Net Assets	1.91%	2.15%	1.72%	1.55%[3]
Portfolio Turnover Rate	52%	62%	70%	66%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Plus Shares
				Oct. 3,
				2006[1] to
	Year Ended September 30,			Sept. 30,
For a Share Outstanding Throughout Each Period	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$37.94	$43.07	$57.39	$50.00
Investment Operations
Net Investment Income	.778	.725[2]	.873	.904[2]
Net Realized and Unrealized Gain (Loss) on Investments	3.343	(5.006)	(13.714)	6.910
Total from Investment Operations	4.121	(4.281)	(12.841)	7.814
Distributions
Dividends from Net Investment Income	(.701)	(.849)	(.621)	(.234)
Distributions from Realized Capital Gains	—	—	(.858)	(.190)
Total Distributions	(.701)	(.849)	(1.479)	(.424)
Net Asset Value, End of Period	$41.36	$37.94	$43.07	$57.39

Total Return	10.96%	-9.60%	-22.91%	15.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$304	$275	$248	$285
Ratio of Total Expenses to Average Net Assets	0.17%	0.17%	0.12%	0.15%[3]
Ratio of Net Investment Income to Average Net Assets	1.98%	2.23%	1.80%	1.65%[3]
Portfolio Turnover Rate	52%	62%	70%	66%

1 Commencement of operations as a registered investment company.
2 Calculated based on average shares outstanding.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Notes to Financial Statements

Vanguard Structured Broad Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Structured Broad Market Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2010, the fund had contributed capital of $54,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	307,625	—	—
Temporary Cash Investments	592	200	—
Futures Contracts—Liabilities[1]	(3)	—	—
Total	308,214	200	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2010	7	398	5
S&P 500 Index	December 2010	1	284	5

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Structured Broad Market Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2010, the fund had $4,450,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $92,356,000 to offset future net capital gains of $53,713,000 through September 30, 2017, and $38,643,000 through September 30, 2018.

At September 30, 2010, the cost of investment securities for tax purposes was $272,493,000. Net unrealized appreciation of investment securities for tax purposes was $35,924,000, consisting of unrealized gains of $47,001,000 on securities that had risen in value since their purchase and $11,077,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2010, the fund purchased $154,856,000 of investment securities and sold $148,639,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2010		2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	563	29	—	—
Issued in Lieu of Cash Distributions	67	3	76	5
Redeemed	—	—	—	—
Net Increase (Decrease)—Institutional Shares	630	32	76	5
Institutional Plus Shares
Issued	16,974	437	43,734	1,413
Issued in Lieu of Cash Distributions	1,775	45	1,876	58
Redeemed	(15,000)	(379)	—	—
Net Increase (Decrease)—Institutional Plus Shares	3,749	103	45,610	1,471

H. In preparing the financial statements as of September 30, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Quantitative Funds and the Shareholders of Vanguard Structured Large-Cap Equity Fund, Vanguard Structured Large-Cap Growth Fund, Vanguard Structured Large-Cap Value Fund and Vanguard Structured Broad Market Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Structured Large-Cap Equity Fund, Vanguard Structured Large-Cap Growth Fund, Vanguard Structured Large-Cap Value Fund and Vanguard Structured Broad Market Fund (constituting four separate portfolios of Vanguard Quantitative Funds, hereafter referred to as the “Funds”) at September 30, 2010, the results of each of their operations for the year ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and broker and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 17, 2010

Special 2010 tax information (unaudited) for Vanguard Structured Equity Funds
This information for the fiscal year ended September 30, 2010, is included pursuant to provisions of the Internal Revenue Code.
The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
Fund	($000)
Structured Large-Cap Equity	11,271
Structured Large-Cap Growth	784
Structured Large-Cap Value	1,191
Structured Broad Market	5,140

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Structured Large-Cap Equity	100%
Structured Large-Cap Growth	100
Structured Large-Cap Value	100
Structured Broad Market	100

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2010	9/30/2010	Period
Based on Actual Fund Return
Structured Large-Cap Equity Fund
Institutional Shares	$1,000.00	$978.08	$1.19
Institutional Plus Shares	1,000.00	978.78	0.84
Structured Large-Cap Growth Fund
Institutional Shares	$1,000.00	$992.00	$1.20
Institutional Plus Shares	1,000.00	992.39	0.85
Structured Large-Cap Value Fund	$1,000.00	$962.46	$0.84
Structured Broad Market Fund
Institutional Shares	$1,000.00	$986.65	$1.20
Institutional Plus Shares	1,000.00	986.88	0.85

Six Months Ended September 30, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2010	9/30/2010	Period
Based on Hypothetical 5% Yearly Return
Structured Large-Cap Equity Fund
Institutional Shares	$1,000.00	$1,023.87	$1.22
Institutional Plus Shares	1,000.00	1,024.22	0.86
Structured Large-Cap Growth Fund
Institutional Shares	$1,000.00	$1,023.87	$1.22
Institutional Plus Shares	1,000.00	1,024.22	0.86
Structured Large-Cap Value Fund	$1,000.00	$1,024.22	$0.86
Structured Broad Market Fund
Institutional Shares	$1,000.00	$1,023.87	$1.22
Institutional Plus Shares	1,000.00	1,024.22	0.86

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Structured Large-Cap Equity Fund, 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares; for the Structured Large-Cap Growth Fund, 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares; for the Structured Large-Cap Value Fund, 0.17% for Institutional Plus Shares; for the Structured Broad Market Fund, 0.24% for Institutional Shares and 0.17% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at Vanguard.com.

Interested Trustee[1]	Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
F. William McNabb III	Occupation(s) During the Past Five Years: President
Born 1957. Trustee Since July 2009. Chairman of the	of the University of Pennsylvania; Christopher H.
Board. Principal Occupation(s) During the Past Five	Browne Distinguished Professor of Political Science
Years: Chairman of the Board of The Vanguard Group,	in the School of Arts and Sciences with secondary
Inc., and of each of the investment companies served	appointments at the Annenberg School for Commu-
by The Vanguard Group, since January 2010; Director	nication and the Graduate School of Education
of The Vanguard Group since 2008; Chief Executive	of the University of Pennsylvania; Director of
Officer and President of The Vanguard Group and of	Carnegie Corporation of New York, Schuylkill River
each of the investment companies served by The	Development Corporation, and Greater Philadelphia
Vanguard Group since 2008; Director of Vanguard	Chamber of Commerce; Trustee of the National
Marketing Corporation; Managing Director of The	Constitution Center; Chair of the Presidential
Vanguard Group (1995–2008) .	Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Independent Trustees	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate
Emerson U. Fullwood	Vice President and Chief Global Diversity Officer
Born 1948. Trustee Since January 2008. Principal	since 2006 (retired 2008) and Member of the
Occupation(s) During the Past Five Years: Executive	Executive Committee (retired 2008) of Johnson &
Chief Staff and Marketing Officer for North America	Johnson (pharmaceuticals/consumer products); Vice
and Corporate Vice President (retired 2008) of Xerox	President and Chief Information Officer of Johnson &
Corporation (document management products and	Johnson (1997–2005); Director of the University
services); Director of SPX Corporation (multi-industry	Medical Center at Princeton and Women’s Research
manufacturing), the United Way of Rochester,	and Education Institute; Member of the Advisory
Amerigroup Corporation (managed health care),	Board of the Maxwell School of Citizenship and Public
the University of Rochester Medical Center, and	Affairs at Syracuse University.
Monroe Community College Foundation.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer since 2005 (retired 2009)
Chairman and Chief Executive Officer (retired 2009)	and Vice Chairman of the Board (2008–2009) of
and President (2006–2008) of Rohm and Haas Co.	Cummins Inc. (industrial machinery); Director of
(chemicals); Director of Tyco International, Ltd.	SKF AB (industrial machinery), Hillenbrand, Inc.
(diversified manufacturing and services) and Hewlett-	(specialized consumer services), Sauer-Danfoss Inc.
Packard Co. (electronic computer manufacturing);	(machinery), the Lumina Foundation for Education,
Trustee of The Conference Board; Member of the	and Oxfam America; Chairman of the Advisory
Board of Managers of Delphi Automotive LLP	Council for the College of Arts and Letters at the
(automotive components) .	University of Notre Dame.

André F. Perold	Kathryn J. Hyatt
Born 1952. Trustee Since December 2004. Principal	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Principal
Gund Professor of Finance and Banking at the Harvard	of The Vanguard Group, Inc.; Treasurer of each of
Business School; Chair of the Investment Committee	the investment companies served by The Vanguard
of HighVista Strategies LLC (private investment firm) .	Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
Alfred M. Rankin, Jr.	(1988–2008) .
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Heidi Stam
President, and Chief Executive Officer of NACCO	Born 1956. Secretary Since July 2005. Principal
Industries, Inc. (forklift trucks/housewares/lignite);	Occupation(s) During the Past Five Years: Managing
Director of Goodrich Corporation (industrial products/	Director of The Vanguard Group, Inc., since 2006;
aircraft systems and services); Chairman of the	General Counsel of The Vanguard Group since 2005;
Federal Reserve Bank of Cleveland; Trustee of The	Secretary of The Vanguard Group and of each of the
Cleveland Museum of Art.	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Peter F. Volanakis	Vanguard Marketing Corporation since 2005;
Born 1955. Trustee Since July 2009. Principal	Principal of The Vanguard Group (1997–2006).
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005
of Corning Incorporated (communications equipment);	Vanguard Senior Management Team
President of Corning Technologies (2001–2005);
Director of Corning Incorporated and Dow Corning;	R. Gregory Barton	Michael S. Miller
Trustee of the Corning Incorporated Foundation and	Mortimer J. Buckley	James M. Norris
the Corning Museum of Glass; Overseer of the	Kathleen C. Gubanich	Glenn W. Reed
Amos Tuck School of Business Administration at	Paul A. Heller	George U. Sauter
Dartmouth College.

Chairman Emeritus and Senior Advisor
Executive Officers
John J. Brennan
Glenn Booraem	Chairman, 1996–2009
Born 1967. Controller Since July 2010. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard	Founder
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard	John C. Bogle
Group (2001–2010) .	Chairman and Chief Executive Officer, 1974–1996

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008) .

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > Vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q08700 112010

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2010: $132,000 Fiscal Year Ended September 30, 2009: $117,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2010: $3,607,060
Fiscal Year Ended September 30, 2009: $3,354,640

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2010: $791,350
Fiscal Year Ended September 30, 2009: $876,210

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2010: $336,090
Fiscal Year Ended September 30, 2009: $423,070

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2010: $16,000
Fiscal Year Ended September 30, 2009: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2010: $352,090
Fiscal Year Ended September 30, 2009: $423,070

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD QUANTITATIVE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD QUANTITATIVE FUNDS
By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: November 18, 2010
VANGUARD QUANTITATIVE FUNDS
By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: November 18, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, Incorporated by Reference.